UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
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Filed by a Party other than the Registrant ☐
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☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Getty Images Holdings, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computer on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Getty Images Holdings, Inc.
605 5th Avenue S.
Suite 400
Seattle, WA 98104
Letter to Stockholders
April 24, 2024
To Our Stockholders:
You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) of Getty Images Holdings, Inc. to be held on Wednesday, June 12, 2024 at 8:30 a.m., Eastern Time. We have adopted a virtual format for our 2024 Annual Meeting to provide a consistent experience to all stockholders regardless of location.
Our stockholders (or their proxy holders) as of the close of business on the record date, April 15, 2024 (the “Record Date”), can participate in and vote at our 2024 Annual Meeting by visiting https://web.lumiconnect.com/207134970 (password getty2024) and entering the 11-digit control number included in your Notice of Internet Availability of Proxy Materials (the “Notice”), voting instruction form or proxy card. All others may view the 2024 Annual Meeting through our Investor Relations website at investor.gettyimages.com.
Further details regarding participation in the 2024 Annual Meeting and the business to be conducted are described in the Notice and this proxy statement. We have also made available a copy of our 2023 Annual Report to Stockholders (“Annual Report”) with this proxy statement. We encourage you to read our Annual Report. It includes our audited financial statements and provides information about our business.
We have elected to provide access to our proxy materials over the Internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. If you want more information, please see the Questions and Answers section of this proxy statement or visit the 2024 Annual Meeting section of our Investor Relations website at investor.gettyimages.com.
Your vote is important. Whether or not you plan to participate in the 2024 Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet, as well as by telephone, or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction form. Please review the instructions on each of your voting options described in this proxy statement, as well as in the Notice you received in the mail.
Thank you for your support.

Sincerely,

Craig Peters, Chief Executive Officer and Director

Getty Images Holdings, Inc.
605 5th Avenue S.
Suite 400
Seattle, WA 98104
Notice of Annual Meeting of Stockholders
To Be Held Wednesday, June 12, 2024

The Annual Meeting of Stockholders (the “2024 Annual Meeting”) of Getty Images Holdings, Inc., a Delaware corporation (the “Company”), will be held virtually on Wednesday, June 12, 2024 at 8:30 a.m., Eastern Time. You will be able to attend the 2024 Annual Meeting online and submit your questions during the meeting by visiting https://web.lumiconnect.com/207134970 (password getty2024) and entering your 11-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The 2024 Annual Meeting will be held for the following purposes:
•To elect Mark Getty, Chinh Chu, Tracy Knox and Brett Watson as Class II Directors to serve until the 2027 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;
•To approve an amendment and restatement of our certificate of incorporation to reflect new Delaware law provisions regarding exculpation of officers;
•To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and
•To transact such other business as may properly come before the 2024 Annual Meeting or any continuation, postponement, or adjournment of the 2024 Annual Meeting.
Our Board of Directors has set the close of business on April 15, 2024 as the record date for determining stockholders who are entitled to notice of and to vote at the 2024 Annual Meeting, or any continuation, postponement or adjournment of the 2024 Annual Meeting. This proxy statement, together with the accompanying 2023 Annual Report to Stockholders (“Annual Report”) and a proxy or voting instruction form, are first being distributed or made available to stockholders on or about April 24, 2024.
To provide convenient access and promote attendance and participation, we will hold our 2024 Annual Meeting virtually. Stockholders may attend the 2024 Annual Meeting by logging in at https://web.lumiconnect.com/207134970 (password getty2024). The meeting will begin promptly at 8:30 a.m., Eastern Time. Online check-in will begin at 7:30 a.m., Eastern Time, and you should allow for time to complete the online check-in procedure.
Stockholders who received this Notice, proxy materials and the Annual Report by email and would like to receive a paper copy of our proxy materials and Annual Report, free of charge, may: call 888-Proxy-NA (888-776-9962) or 201-299-6210 (for international callers), write to help@equiniti.com, or visit https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials. Please see “Questions and Answers about the 2024 Annual Meeting of Stockholders” on pages 5 to 9 of the proxy statement for additional information regarding participation in the 2024 Annual Meeting.

Your vote is very important to us. You can ensure your shares are represented at the 2024 Annual Meeting if you are a stockholder of record by promptly voting electronically over the Internet or, if you requested to receive paper copies of these materials by mail, by returning your completed proxy card in the pre-addressed, postage-paid return envelope, or, if your shares are held in street name, by returning your completed voting instruction card to your broker. If, for any reason, you desire to revoke or change your proxy, you may do so at any time before it is exercised. The proxy is solicited by our Board of Directors.
By Order of the Board of Directors
Kjelti Kellough
Senior Vice President, General Counsel and Corporate Secretary
April 24, 2024

i

PROXY STATEMENT
FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS
This proxy statement is furnished in connection with the solicitation by the Board of Directors of Getty Images Holdings, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held virtually on Wednesday, June 12, 2024 at 8:30 a.m., Eastern Time (the “2024 Annual Meeting”), and at any continuation, postponement, or adjournment of the 2024 Annual Meeting. You will be able to attend the 2024 Annual Meeting online and submit your questions during the meeting by visiting https://web.lumiconnect.com/207134970 (password getty2024) and entering your 11-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.
Holders of record of shares of our Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), as of the close of business on April 15, 2024 (the “Record Date”), will be entitled to notice of and to vote at the 2024 Annual Meeting and any continuation, postponement, or adjournment of the 2024 Annual Meeting. As of the Record Date, there were [408,493,294] shares of Class A Common Stock outstanding and entitled to vote at the 2024 Annual Meeting. Each share of Class A Common Stock is entitled to one vote on any matter presented to stockholders at the 2024 Annual Meeting.
In accordance with Securities and Exchange Commission (“SEC”) rules, we are using the Internet as our primary means of furnishing proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including this proxy statement and the Company’s annual report to stockholders for the year ended December 31, 2023 (the “2023 Annual Report”), and voting via the Internet. The Notice of Internet Availability of Proxy Materials also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. We believe this rule makes the proxy distribution process more efficient, less costly, and helps in conserving natural resources.
The Notice of Internet Availability of Proxy Materials and this proxy statement for the 2024 Annual Meeting, and the accompanying form of proxy, were first distributed and made available on the Internet to stockholders on or about April 24, 2024. The 2023 Annual Report is available with this proxy statement by following the instructions in the Notice of Internet Availability of Proxy Materials.
In this proxy statement, “Getty Images”, “Getty”, the “Company”, “we”, “us”, and “our” refer to Getty Images Holdings, Inc. after the Business Combination (as defined herein) and to Griffey Global Holdings, Inc., a Delaware corporation (“Legacy Getty”) and Getty Images, Inc. before the Business Combination, unless stated otherwise or the context otherwise requires.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON WEDNESDAY, JUNE 12, 2024

This proxy statement and our 2023 Annual Report to Stockholders are also available at https://www.astproxyportal.com/ast/26903

NOTE ABOUT FORWARD-LOOKING STATEMENTS
This proxy statement includes estimates, projections, statements relating to our business plans, objectives, and expected operating results that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements may appear throughout this proxy statement. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that may cause actual results to differ materially. We describe risks and uncertainties that could cause actual results and events to differ materially in “Risk Factors,” “Quantitative and Qualitative Disclosures about Market Risk,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our Forms 10-K and 10-Q. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise.

BACKGROUND AND GENERAL INFORMATION ABOUT THE 2024 ANNUAL MEETING
Background
About Getty Images Business
Getty Images was founded in 1995, with the core mission of bringing the world’s best creative and editorial visual content solutions to our customers to engage their audiences. We have developed market enhancements across ecommerce, content subscriptions, user-generated content, diverse and inclusive content, and proprietary research alongside investment in our technology platform, which includes generative AI-services designed to be commercially safe, natural language processing, AI based integrated APIs, to become a global, trusted industry leader in the visual content space.
Business Combination
On July 22, 2022 (the “Closing Date”), the Company consummated the transactions in the Business Combination Agreement, dated December 9, 2021 (the “Business Combination Agreement” and the consummation of such transactions, the “Closing”), by and among CC Neuberger Principal Holdings II, a Cayman Islands exempted company (“CCNB”), the Company (at such time, Vector Holding, LLC, a Delaware limited liability company and wholly-owned subsidiary of CCNB), Vector Domestication Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“Domestication Merger Sub”), Vector Merger Sub 1, LLC, a Delaware limited liability company and a wholly-owned subsidiary of CCNB (“G Merger Sub 1”), Vector Merger Sub 2, LLC, a Delaware limited liability company and a wholly-owned subsidiary of CCNB (“G Merger Sub 2”), Griffey Global Holdings, Inc., a Delaware corporation (“Legacy Getty”), and Griffey Investors, L.P., a Delaware limited partnership (the “Partnership”). On the day prior to the Closing Date, the Company statutorily converted from a Delaware limited liability company to a Delaware corporation (the “Statutory Conversion”). On the Closing Date, CCNB merged with and into Domestication Merger Sub, with Domestication Merger Sub surviving the merger as a wholly-owned direct subsidiary of the Company (the “Domestication Merger”). Following the Domestication Merger on the Closing Date, G Merger Sub 1 merged with and into Legacy Getty, with Legacy Getty surviving the merger as an indirect wholly-owned subsidiary of the Company (the “First Getty Merger”). Immediately after the First Getty Merger, Legacy Getty merged with and into G Merger Sub 2 with G Merger Sub 2 surviving the merger as an indirect wholly-owned subsidiary of the Company (the “Second Getty Merger” and together with the First Getty Merger, the “Getty Mergers” and, together with the Statutory Conversion and the Domestication Merger, the “Business Combination”). In connection with the closing of the Business Combination, we changed our name from “Vector Holding, LLC” to “Getty Images Holdings, Inc.”
Legacy Getty was incorporated in Delaware on September 25, 2012, and in October of the same year, indirectly acquired Getty Images, Inc.
Purpose of the Meeting
You are receiving this proxy statement because our Board of Directors is soliciting your proxy to vote your shares of Class A Common Stock at the 2024 Annual Meeting with respect to the proposals described in this proxy statement. This proxy statement includes information that we are required to provide to you pursuant to the rules and regulations of the SEC and is designed to assist you in voting your shares of Class A Common Stock.
Proposals
At the 2024 Annual Meeting, our stockholders will be asked:
•To elect Mark Getty, Chinh Chu, Tracy Knox and Brett Watson as Class II Directors to serve until the 2027 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;
•To approve the amendment and restatement of our certificate of incorporation to reflect new Delaware law provisions regarding exculpation of officers; and
•To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.
We know of no other business that will be presented at the 2024 Annual Meeting. If any other matter properly comes before the stockholders for a vote at the 2024 Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares of Class A Common Stock in accordance with their best judgment.

Recommendations of our Board of Directors
Our Board of Directors recommends that you vote your shares of Class A Common Stock as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Class A Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Class A Common Stock represented by the proxies will be voted, and our Board of Directors recommends that you vote:
•FOR the election of Mark Getty, Chinh Chu, Tracy Knox and Brett Watson as Class II Directors;
•FOR the approval of the amendment and restatement of our certificate of incorporation to reflect new Delaware law provisions regarding exculpation of officers; and
•FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.
If any other matter properly comes before the stockholders for a vote at the 2024 Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Information About This Proxy Statement
Why you received this proxy statement. You are viewing or have received these proxy materials because our Board of Directors is soliciting your proxy to vote your shares at the 2024 Annual Meeting. This proxy statement includes information that we are required to provide to you under SEC rules and that to assist you in voting your shares.
Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, we are making this proxy statement and our 2023 Annual Report available to our stockholders electronically via the Internet. On or about April 24, 2024, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2023 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2023 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.
Instructions on how to vote and printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.
Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholders at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Equiniti Trust Company, LLC at 888-Proxy-NA (888-776-9962) or 201-299-6210 (for international callers), or write to help@equiniti.com, or visit https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterial.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Equiniti Trust Company, LLC at 888-Proxy-NA (888-776-9962) or 201-299-6210 (for international callers), or write to help@equiniti.com, or visit https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials.

QUESTIONS AND ANSWERS ABOUT THE 2024 ANNUAL MEETING OF STOCKHOLDERS
Who is entitled to vote at the Annual Meeting?
The Record Date for the 2024 Annual Meeting is April 15, 2024. You are entitled to vote at the 2024 Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the 2024 Annual Meeting. Each outstanding share of Class A Common Stock is entitled to one vote for all matters before the 2024 Annual Meeting. At the close of business on the Record Date, there were [408,493,294] shares of Class A Common Stock outstanding and entitled to vote at the 2024 Annual Meeting.
What is the difference between being a “record holder” and holding shares in “street name”?
A record holder holds shares in his, her or its name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s or entity’s behalf.
Am I entitled to vote if my shares are held in “street name”?
Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in “street name”, and you would like to vote your shares online at the 2024 Annual Meeting, you should contact your bank or broker to obtain your 11-digit control number or otherwise vote through the bank or broker.
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the 2024 Annual Meeting for any business to be conducted. The presence at the 2024 Annual Meeting of the holders of a majority in voting power of the issued and outstanding Class A Common Stock and entitled to vote on the Record Date, present in person, electronically or represented by proxy, will constitute a quorum. Abstentions and broker non-votes (defined below) will also be considered present for the purpose of determining whether there is a quorum for the 2024 Annual Meeting.
Who can attend the 2024 Annual Meeting?
We have adopted a virtual format for our 2024 Annual Meeting to provide a consistent experience to all stockholders regardless of location. You may attend and participate in the 2024 Annual Meeting by visiting the following website: https://web.lumiconnect.com/207134970 (password getty2024). To attend and participate in the 2024 Annual Meeting, you will need the 11-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 11-digit control number or otherwise vote through the bank or broker. You may also join the 2024 Annual Meeting as a “Guest” but you will not be able to vote, ask questions, or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 8:30 a.m. Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 7:30 a.m., Eastern Time, and you should allow ample time for the check-in procedures. A technician will be available to address any technical difficulties via a phone number provided on the virtual meeting website listed above.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present at the scheduled time of the 2024 Annual Meeting, (i) the Chairperson of the Annual Meeting or (ii) a majority in voting power of the stockholders entitled to vote at the 2024 Annual Meeting, present in person, electronically, or represented by proxy, may adjourn the 2024 Annual Meeting until a quorum is present or represented.
What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How do I vote?
Stockholders of Record. If you are a stockholder of record, you may vote by:
•Internet — You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;
•Telephone — You can vote by telephone by calling 1-800-776-9437 and following the instructions on the Internet Notice or proxy card;
•Mail — You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or
•Electronically at the Meeting — If you attend the meeting online, you will need the 11-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials to vote electronically during the meeting.
Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on June 11, 2024. To participate in the 2024 Annual Meeting, including to vote via the Internet or telephone, you will need the 11-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials.
Whether or not you expect to attend the 2024 Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the 2024 Annual Meeting. If you submit your proxy, you may still decide to attend the 2024 Annual Meeting and vote your shares electronically.
Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares online at the 2024 Annual Meeting, you should contact your bank or broker to obtain your 11-digit control number or otherwise vote through the bank or broker. If you lose your 11-digit control number, you may join the 2024 Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. You will need to obtain your own Internet access if you choose to attend the 2024 Annual Meeting online and/or vote over the Internet.
Can I change my vote after I submit my proxy?
Yes.
If you are a registered stockholder, you may revoke your proxy and change your vote:
•by submitting a duly executed proxy bearing a later date;
•by granting a subsequent proxy through the Internet or telephone;
•by giving written notice of revocation to the Corporate Secretary of Getty Images prior to or at the 2024 Annual Meeting; or
•by voting online at the 2024 Annual Meeting.
Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the 2024 Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Corporate Secretary before your proxy is voted or you vote online at the 2024 Annual Meeting.
If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online at the Annual Meeting using your 11-digit control number or otherwise voting through your bank or broker.
Who will count the votes?
A representative of Equiniti Trust Company, LLC, our inspector of election, will tabulate and certify the votes.

What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of our Board of Directors. Our Board of Directors’ recommendations are indicated on page 4 of this proxy statement, as well as with the description of each proposal in this proxy statement.
Will any other business be conducted at the 2024 Annual Meeting?
We know of no other business that will be presented at the 2024 Annual Meeting. If any other matter properly comes before the stockholders for a vote at the 2024 Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Why hold a virtual meeting?
We have adopted a virtual format for our 2024 Annual Meeting to provide a consistent experience to all stockholders regardless of location. You will therefore be able to attend the 2024 Annual Meeting online and submit your questions by visiting https://web.lumiconnect.com/207134970 (password getty2024). You also will be able to vote your shares electronically at the 2024 Annual Meeting by following the instructions provided in the proxy materials.
What if during the check-in time or during the 2024 Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on the log-in page.
Will there be a question and answer session during the 2024 Annual Meeting?
As part of the 2024 Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during or prior to the meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders that have accessed the 2024 Annual Meeting as a stockholder by following the procedures outlined above in “Who can attend the 2024 Annual Meeting?” will be permitted to submit questions during the 2024 Annual Meeting. Questions regarding personal matters, including those related to employment, product or service issues, or suggestions for product innovations, are not pertinent to meeting matters and therefore will not be answered. Substantially similar questions will be answered only once due to time constraints.

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes required	Voting Options	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors
The plurality of the votes cast by the holders of our Class A Common Stock present in person, electronically or represented by proxy at the 2024 Annual Meeting and entitled to vote on the election of such directors. This means that the four nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II Directors.
		“FOR ALL” “WITHHOLD ALL” “FOR ALL EXCEPT”	Votes withheld and broker non-votes will have no effect.
Proposal 2: Approval of an Amendment to Our Certificate of Incorporation to Reflect New Delaware Law Provisions Regarding Exculpation of Officers	The affirmative vote of at least 66 2/3% of the total voting power of all outstanding shares of Class A Common Stock entitled to vote generally in the election of directors.	“FOR” “AGAINST” “ABSTAIN”	Broker non-votes and abstentions will have the same effect as a vote against this proposal.
Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority of the votes cast of our Class A Common Stock.	“FOR” “AGAINST” “ABSTAIN”	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.
What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?
A “vote withheld,” in the case of the election of directors, or an “abstention,” in the case of the proposal regarding the approval of an amendment to our certificate of incorporation to reflect new Delaware law provisions regarding exculpation of officers and the proposal regarding ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions will have the same effect as a vote against the proposal regarding an amendment to our certificate of incorporation to reflect new Delaware law provisions regarding exculpation of officers, and will have no effect on the proposal to ratify the appointment of Ernst & Young LLP.
What are broker non-votes and do they count for determining a quorum?
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors or the approval of an amendment to our certificate of incorporation to reflect new Delaware law provisions regarding exculpation of officers. Broker non-votes will have the same effect as a vote against the proposal regarding an amendment to our certificate of incorporation to reflect new Delaware law provisions regarding exculpation of officers, and will have no effect on the election of directors. We do not expect any broker non-votes on the proposal to ratify the appointment of Ernst & Young LLP.
Broker non-votes will count for purposes of determining whether a quorum is present.

Who will pay for the cost of this proxy solicitation?
We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.
Where can I find the voting results of the Annual Meeting?
We will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the 2024 Annual Meeting.

CORPORATE GOVERNANCE
General
Our Board of Directors has adopted Corporate Governance Guidelines, a Code of Conduct and Business Ethics, and charters for our Nominating and Corporate Governance Committee, Audit Committee, and Compensation Committee to assist our Board of Directors in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters and our Code of Conduct and Business Ethics in the “Governance” section of our investor relations page of our website located at https://investors.gettyimages.com/corporate-governance/governance-documents, or by emailing investorrelations@gettyimages.com.
Board Composition
Our business and affairs are organized under the direction of our Board of Directors. Our Board of Directors currently consists of eleven members. The primary responsibilities of our Board of Directors are to provide oversight, strategic guidance, counseling and direction to our management. Our Board of Directors meets on a regular basis and additionally as required.
In accordance with our Amended and Restated Certificate of Incorporation, our Board of Directors is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. Currently, our Board of Directors is divided into the following classes:
•Class I, which consists of Patrick Maxwell, James Quella and Jeffrey Titterton, whose terms will expire at the 2026 Annual Meeting;
•Class II, which consists of Mark Getty, Chinh Chu, Tracy Knox and Brett Watson, whose terms will expire at the Company’s annual meeting of stockholders to be held in 2024; and
•Class III, which consists of Hilary Schneider, Michael Harris, Jonathan Klein and Craig Peters, whose terms will expire at the Company’s annual meeting of stockholders to be held in 2025.
At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election and until their successors are duly elected and qualified. This classification of our Board of Directors may have the effect of delaying or preventing changes in our control or management.
Further, in connection with the execution of the Business Combination Agreement, CC Neuberger Principal Holdings II Sponsor LLC (the “Sponsor”), the equityholders of the Sponsor, certain equityholders of Legacy Getty and certain other parties thereto entered into the Stockholders Agreement dated December 9, 2021 with Getty Images (then Vector Holding, LLC), pursuant to which, among other things, our Board of Directors will initially consist of (i) three directors nominated by Getty Investments LLC (“Getty Investments”), (ii) two directors nominated by Koch Icon Investments, LLC (“Koch Icon”), (iii) one director nominated by CC Capital Partners, LLC (“CC Capital”), (iv) the chief executive officer of Getty Images and (v) a number of independent directors sufficient to comply with the requisite independence requirements of the NYSE and the rules and regulations of the SEC. The number of nominees that each of Getty Investments, Koch Icon and CC Capital will continue to be entitled to nominate pursuant to the Stockholders Agreement is subject to reduction based on the aggregate number of shares of Class A Common Stock held by such stockholders (together with their successors and any permitted transferees), as follows:
•For so long as (i) the Getty Family Stockholders (as defined below in “Security Ownership of Certain Beneficial Owners and Management” below) beneficially own, in the aggregate, at least 52,000,000 shares of Class A Common Stock, as adjusted for stock splits, stock combinations, and the like (the “Three Director Appointment Threshold”), Getty Investments shall be entitled to nominate three individuals to our Board of Directors, (ii) if the Getty Family Stockholders do not meet the Three Director Appointment Threshold, but the Getty Family Stockholders beneficially own, in the aggregate, at least 26,000,000 shares of Class A Common Stock, as adjusted for stock splits, stock combinations, and the like (the “Two Director Appointment Threshold”), Getty Investments shall be entitled to nominate two individuals to the our Board of Directors, and (iii) the Getty Family Stockholders beneficially own, in the aggregate, fewer than 26,000,000 shares of Class A Common Stock, as adjusted for stock splits, stock combinations, and the like, but greater than or equal to 5% of the total number of outstanding shares of Class A Common Stock (but less than a number of shares of Class A Common Stock that would meet the Two Director Appointment Threshold), Getty Investments shall be entitled to nominate one individual to our Board of Directors. In the event that the Getty Family Stockholders beneficially own, in the aggregate, less than 5% of the total number of outstanding shares of Class A Common Stock, Getty Investments will not be entitled to nominate any individual to our Board of Directors pursuant to the Stockholders Agreement.

•For so long as (i) Koch Icon beneficially owns, in the aggregate, at least 26,000,000 shares of Class A Common Stock, as adjusted for stock splits, stock combinations, and the like, Koch Icon shall be entitled to nominate two individuals to our Board of Directors and (ii) Koch Icon beneficially owns, in the aggregate, fewer than 26,000,000 shares of Class A Common Stock, as adjusted for stock splits, stock combinations, and the like, but greater than or equal to 5% of the total number of outstanding shares of Class A Common Stock, Koch Icon shall be entitled to nominate one individual to our Board of Directors. In the event that Koch Icon beneficially owns, in the aggregate, less than 5% of the total number of outstanding shares of Class A Common Stock, Koch Icon shall not be entitled to nominate any individual to our Board of Directors pursuant to the Stockholders Agreement.
•For so long as the Sponsor beneficially owns, in the aggregate, at least 5,116,000 shares of Class A Common Stock, as adjusted for stock splits, stock combinations, and the like, CC Capital shall be entitled to nominate one individual to our Board of Directors. In the event that the Sponsor beneficially owns, in the aggregate, fewer than 5,116,000 shares of Class A Common Stock, as adjusted for stock splits, stock combinations, and the like, CC Capital shall not be entitled to nominate any individual to our Board of Directors pursuant to the Stockholders Agreement.
Please also see the Stockholders Agreement, which is attached as an exhibit to our Annual Report on Form 10-K, for the year ended December 31, 2023, for more information.
Director Independence
As required by the rules of the New York Stock Exchange (“NYSE”), a majority of our Board of Directors is independent. An “independent director” is generally defined under applicable NYSE rules as one who the Board of Directors affirmatively determines has no material relationship with the company, either directly or as an officer, partner or stockholder of a company that has a relationship with the company. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act, and the listing standards of NYSE.
Our Board of Directors has determined that each of the directors, other than Craig Peters and Mark Getty, qualifies as an “independent director” under applicable SEC and NYSE rules for purposes of serving on our Board of Directors and each committee on which they serve, as applicable. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors with regard to each director’s business and personal activities and relationships as they may relate to us and our management.
Director Candidates
The Nominating and Corporate Governance Committee is responsible for periodically reviewing with our Board of Directors the appropriate criteria that directors are required to fulfill (including experience, qualifications, attributes, skills and other characteristics) in the context of the current make-up of our Board of Directors and the needs of the board given the circumstances of the Company. In identifying and screening director candidates, the Nominating and Corporate Governance Committee considers whether the candidates fulfill the criteria for directors approved by our Board Directors, including integrity, objectivity, independence, sound judgment, leadership, courage and diversity of experience (for example, in relation to finance and accounting, strategy, risk management, technical expertise, policy-making, etc.). In addition, the Company recognizes and embraces the benefits of having a diverse board. In evaluating the composition of our Board of Directors, the Nominating and Corporate Governance Committee will consider diversity among other relevant considerations, including, but not limited to, diversity of gender, age, race, ethnicity, cultural and educational background, professional experience, skills, knowledge and length of service.
The Nominating and Corporate Governance Committee values the input of stockholders in identifying director candidates. The Nominating and Corporate Governance Committee considers recommendations for board candidates submitted by stockholders using substantially the same criteria it applies to recommendations from the Committee, directors and members of management. Stockholders may submit recommendations by providing the person’s name and appropriate background and biographical information in writing to the Nominating and Corporate Governance Committee by email at corporate.secretary@gettyimages.com or by mail at c/o General Counsel & Corporate Secretary, Getty Images Holdings, Inc., 605 5th Avenue S. Suite 400, Seattle, WA 98104.

Communications from Interested Parties
Anyone who would like to communicate with, or otherwise make his or her concerns known directly to the chairperson of any of the Audit, Nominating and Corporate Governance, and Compensation Committees or to the non-management or independent directors as a group, may do so by addressing such communications or concerns to Getty Images Holdings, Inc., c/o Corporate Secretary, 605 5th Avenue S. Suite 400, Seattle, WA 98104, who will determine whether to forward such communications to the appropriate party. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.
Board Leadership Structure
Our Board of Directors believes that its leadership structure, in which the roles of Chair and CEO are separated, best serves our Board’s ability to carry out its roles and responsibilities on behalf of the Company’s stockholders, including its oversight of management, and the Company’s overall corporate governance. We have separated the positions of Chair and CEO in recognition of the differences between the two roles. Separating these positions allows our CEO to focus more directly upon executing on the Company’s strategic objectives and business plan, providing day-to-day leadership and guiding senior management through the implementation of our strategic initiatives. It also allows our non-executive Chair to utilize his time to focus on our long-term strategy, and to set the agenda for board meetings and preside over meetings of the full board.
Our Board of Directors will periodically review its leadership structure to determine whether it continues to best serve Getty Images and its stockholders.
Role in Risk Oversight
Our Board of Directors is involved in the oversight of risk management related to us and our business. Our Board of Directors accomplishes this oversight both directly and through its Audit Committee, which assists the board in overseeing a part of our overall risk management and regularly reports to the board. The Audit Committee represents the board by periodically reviewing our accounting, reporting and financial practices, including the integrity of our financial statements, the oversight of administrative and financial controls, our compliance with legal and regulatory requirements, cybersecurity, our procedures for treatment of complaints regarding internal accounting controls or auditing matters, and our policies with respect to risk assessment and risk management. Through its regular meetings with management, including the finance, legal and internal audit functions, the Audit Committee reviews and discusses significant areas of our business and related risks and summarizes for the board areas of risk and any mitigating factors. In addition, our Board of Directors participates in regular briefings with management on a variety of topics, including cybersecurity and artificial intelligence, in which risk oversight is an inherent element.
Executive Sessions of Non-Management Directors
As provided in the Corporate Governance Guidelines, the non-management directors meet, without management directors or management present on a regularly scheduled basis. The Company holds an executive session including only independent directors at least once per year.
Code of Conduct and Business Ethics
We have a written Code of Conduct and Business Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions. We have posted a current copy of the Code of Conduct and Business Ethics on our investor relations website, https://investors.gettyimages.com/corporate-governance/governance-documents. In addition, we intend to post on our website all disclosures that are required by law or the NYSE rules concerning any amendments to, or waivers from, any provision of the Code of Conduct and Business Ethics.

Anti-Hedging and Anti-Pledging Policies
Our Board of Directors has adopted an Insider Trading Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and certain employees in key financial reporting and communication roles and any entities they control from purchasing financial instruments such as puts, calls, prepaid variable forward contracts, equity swaps, collars, and exchange funds, and other financial instruments that are designed to or have the effect of hedging or offsetting any decrease in the market value of our equity securities. Further, the policy prohibits our directors, officers and certain employees in key financial reporting and communication roles from pledging, hypothecating, or otherwise encumbering our equity securities as collateral for indebtedness.
Incentive-Based Compensation Recovery Policy (Clawback)
Effective October 2, 2023, we adopted a clawback policy in accordance with SEC rules and NYSE listing standards, a copy of which is publicly filed with our Annual Report on Form 10-K for the year ended December 31, 2023.
Attendance by Members of Our Board of Directors at Meetings
In 2023, there were seven meetings of our Board of Directors. During such time, each director attended at least 75% of the aggregate of (i) all meetings of our Board of Directors and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.
Under our Corporate Governance Guidelines, which are available on our investor relations website, https://investors.gettyimages.com/corporate-governance/governance-documents, or by email request to investorrelations@gettyimages.com, a director is expected to regularly attend, and prepare for, meetings of our Board of Directors and its committees including advance review of circulated materials, and active participation in board and committee discussions. We do not maintain a formal policy regarding director attendance at the 2024 Annual Meeting; however, we encourage our directors to attend the 2024 Annual Meeting. All directors attended the 2023 Annual Meeting.
Involvement in Certain Legal Proceedings
As of the filing of this proxy statement, there are no legal proceedings, and during the past ten years there have been no legal proceedings, that are material to the ability or integrity of any of our directors, director nominees or executive officers.
COMMITTEES OF OUR BOARD OF DIRECTORS
Our Board of Directors has established three standing committees — Audit, Compensation, and Nominating and Corporate Governance — each of which operates under a written charter that has been approved by our Board of Directors. Each of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee operates under a written charter that has been approved by our Board.
The members of each committee and each committee Chairperson are as follows:

Name	Audit	Compensation	Nominating and Corporate Governance
Mark Getty
Craig Peters
Chinh Chu		X
Mike Harris			Chair
Jonathan D. Klein	X
Tracy Knox
Patrick Maxwell			X
James Quella	X
Hilary Schneider	Chair	X
Jeffrey Titterton
Brett D. Watson		Chair

Audit Committee
The functions of our Audit Committee include, among other things:
•evaluating the performance, independence and qualifications of our independent auditors and determining whether to retain our existing independent auditors or engage new independent auditors;
•reviewing our financial reporting processes and disclosure controls;
•reviewing and approving the engagement of our independent auditors to perform audit services and any permissible non-audit services;
•reviewing the quality and adequacy of our internal control policies and procedures, including the responsibilities, budget and staffing of our internal audit function;
•reviewing with the independent auditors, and internal audit department, if applicable, the annual audit plan;
•obtaining and reviewing at least annually a report by the Company’s independent auditors describing the independent auditors’ internal quality control procedures, issues raised by the most recent internal quality-control review and all relationships between the independent auditor and the Company, if any;
•monitoring the rotation of the lead partner of our independent auditor on our engagement team as required by law;
•prior to engagement of any independent auditor, and at least annually thereafter, reviewing relationships that may reasonably be thought to bear on their independence, and assessing and otherwise taking the appropriate action to oversee the independence of our independent auditor;
•reviewing our annual and quarterly financial statements and reports, including the disclosures contained in Management’s Discussion and Analysis of the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and discussing the statements and reports with our independent auditors and management;
•reviewing with our independent auditors and management significant issues in internal audit reports and responses by management;
•reviewing with management and our auditors any earnings press releases and other public announcements related to financials;
•establishing and overseeing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters;
•preparing the report that the SEC requires in our annual proxy statement;
•reviewing and providing oversight of any related party transactions in accordance with our related party transaction policy and reviewing and monitoring compliance with legal, regulatory and ethical responsibilities;
•reviewing our major financial risk exposures; and
•reviewing and evaluating on an annual basis the performance of the Audit Committee and the Audit Committee Charter.
Our Audit Committee consists of Hilary Schneider, Jonathan Klein and James Quella. Our Board of Directors has determined that each of the members of our Audit Committee satisfies the independence requirements of the NYSE corporate governance standards and Rule 10A-3 under the Exchange Act and is financially literate (as defined under the rules of the NYSE). In arriving at this determination, our Board of Directors has examined each Audit Committee member’s scope of experience, the nature of their prior and/or current employment and all other factors determined to be relevant under the rules and regulations of the NYSE and the SEC.
Hilary Schneider serves as the chair of our Audit Committee. Our Board of Directors has determined that Ms. Schneider qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of the NYSE rules. In making this determination, our Board of Directors has considered formal education and previous professional experience in financial roles. Both our independent registered public accounting firm and management periodically meet privately with the audit committee members.
Our Board of Directors has delegated the oversight of cybersecurity risks to the Audit Committee. The Audit Committee assists the Board in its oversight of the Company’s policies and practices employed to identify, assess and manage key risks facing Getty Images, including cybersecurity risks. Members of management, including the Company’s Chief Technology Officer, provide the Audit Committee with updates on cybersecurity and information technology matters. In turn, the Audit Committee and management also provide updates to the Board of Directors.

Our Board of Directors adopted a written charter for our Audit Committee, which is available on our corporate website at https://investors.gettyimages.com/. The information on any of our websites is deemed not to be incorporated in this proxy statement.
During 2023, our Audit Committee met five times and acted by unanimous written consent five times.
Compensation Committee
Our Compensation Committee is responsible for assisting our Board of Directors in the discharge of its responsibilities relating to the compensation of our executive officers. In fulfilling its purpose, our Compensation Committee has the following principal duties:
•reviewing and approving the corporate goals and objectives that pertain to the determination of executive compensation;
•reviewing and approving the compensation and other terms of employment of our executive officers;
•making recommendations to our Board of Directors regarding the adoption or amendment of equity and cash incentive plans and approving amendments to such plans to the extent authorized by the board;
•reviewing and making recommendations to our Board of Directors regarding the type and amount of compensation to be paid or awarded to our non-employee board members;
•reviewing and establishing stock ownership guidelines for executive officers and non-employee board members;
•reviewing and assessing the independence of compensation consultants, independent legal counsel and other advisors as required by Section 10C of the Exchange Act;
•administering our equity incentive plans;
•reviewing and approving the terms of any employment agreements, severance arrangements, transition or consulting agreements, retirement agreements and change-in-control agreements or provisions and any other material arrangements for our executive officers;
•approving or recommending for approval the creation or revision of any clawback policy allowing the Company to recoup compensation paid to officers, directors and employees;
•reviewing with management our disclosures under the caption “Compensation Discussion and Analysis” in our periodic reports or proxy statements to be filed with the SEC, to the extent such caption is included in any such report or proxy statement;
•preparing an annual report on executive compensation that the SEC requires in our annual proxy statement; and
•reviewing and evaluating on an annual basis the performance of our Compensation Committee and recommending such changes as deemed necessary to our Board of Directors.
Our Compensation Committee consists of Brett Watson, Chinh Chu and Hilary Schneider. Our Board of Directors has determined that each of the members of our Compensation Committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act, and satisfies the independence requirements of the NYSE. Mr. Watson serves as the chair of our Compensation Committee. Our Board of Directors adopted a written charter for the Compensation Committee, which is available on our corporate website at https://investors.gettyimages.com/. The information on any of our websites is deemed not to be incorporated in this proxy statement.
The Compensation Committee has engaged Compensia, Inc. as our independent consultant. In 2023, Compensia, Inc. viewed both executive and director compensation and did not provide us any other services. Compensia, Inc. reported directly to the Compensation Committee and provided guidance on trends in executive and non-employee director compensation, the development of specific executive compensation programs, the composition of our compensation peer group and other matters as directed by the Compensation Committee.
During 2023, our Compensation Committee met two times and acted by unanimous written consent nine times.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee’s responsibilities include:
•identifying, reviewing and making recommendations of candidates to serve on our Board of Directors;

•evaluating the performance of our Board of Directors, committees of the board and individual directors and determining whether continued service on our Board of Directors is appropriate;
•evaluating nominations by stockholders of candidates for election to our Board of Directors;
•evaluating the current size, composition and governance of our Board of Directors and its committees and making recommendations to the board for approvals;
•reviewing the leadership structure of our Board of Directors, including the separation of the Chair and Chief Executive Officer roles and/or appointment of a lead independent director of the board;
•reviewing corporate governance policies and principles and recommending to our Board of Directors any changes to such policies and principles;
•reviewing issues and developments related to corporate governance;
•reviewing, approving, and monitoring directors’ compliance with our Code of Business Conduct and Ethics;
•assisting the Company in fulfilling its corporate responsibility strategy; and
•reviewing periodically the Nominating and Corporate Governance Committee Charter, structure and membership requirements and recommending any proposed changes to our Board of Directors, including undertaking an annual review of its own performance.
Our Nominating and Corporate Governance Committee consists of Michael Harris and Patrick Maxwell. Our Board of Directors has determined that each of the members of our Nominating and Corporate Governance Committee satisfies the independence requirements of the NYSE and the SEC. Mr. Harris serves as the chair of our Nominating and Corporate Governance Committee.
Our Board of Directors adopted a written charter for our Nominating and Corporate Governance Committee, which is available on our corporate website at https://investors.gettyimages.com/. The information on any of our websites is deemed not to be incorporated in this proxy statement.
During 2023, the Nominating and Corporate Governance Committee met one time and acted by unanimous consent one time.
Board and Committee Self-Evaluations

Our Corporate Governance Guidelines and committee charters require that the Board of Directors and its committees to conduct annual self-evaluations. Written questionnaires are submitted with self-evaluation topics generally include, among other matters, board and committee composition and structure, and the effectiveness of the board and committee processes, decision making and oversight of management.

PROPOSAL 1: ELECTION OF DIRECTORS
Our Board of Directors currently consists of eleven directors and is divided into three classes. Each class serves for three years, with the terms of office of the respective classes expiring in successive years. Directors in Class II will stand for election at the 2024 Annual Meeting for a three-year term expiring at the 2027 annual meeting of stockholders. The terms of office of directors in Class I and Class III do not expire until the annual meetings of stockholders held in 2026 and 2025, respectively. At the recommendation of our Nominating and Corporate Governance Committee, our Board of Directors proposes that each of the four Class II nominees named below, each of whom is currently serving as a director in Class II, be elected as a Class II director for a three-year term expiring at the 2027 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification, or removal. Each director will be elected by a plurality of the votes cast by the stockholders present in person, electronically or represented by proxy at the 2024 Annual Meeting and entitled to vote on the election of such directors, which means that the three individuals nominated for election to our Board of Directors at the 2024 Annual Meeting receiving the highest number of “FOR” votes will be elected. In accordance with our Corporate Governance Guidelines, any nominee for director in an uncontested election who receives a greater number of votes “WITHHELD” from his or her election than votes “FOR” such election must tender his or her resignation to the Board from the Board and all committees thereof, and the Nominating and Corporate Governance Committee shall assess the appropriateness of such nominee continuing to serve as a director and shall recommend to the Board the action to be taken with respect to such tendered resignation. The Board will act on the Nominating and Corporate Governance Committee’s recommendation and publicly disclose its decision and rationale within 90 days of the publication of the election results. Shares represented by proxies will be voted “FOR” the election of each of the four nominees named below, unless the proxy is marked to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this proxy statement and to serve if elected. Proxies may not be voted for more than four directors. Stockholders may not cumulate votes for the election of directors.
Vote Required
The nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II Directors.
Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
Recommendation of Our Board of Directors
Our Board of Directors unanimously recommends a vote FOR the election of each of the below Class II Director nominees.
Nominees For Class II Director (terms to expire at the 2027 Annual Meeting)
The current members of our Board of Directors who are also nominees for election to our Board of Directors as Class II Directors are as follows:

Name	Age	Served as a Director Since	Position with Getty Images
Mark Getty	63	2005	Co-Founder and Chairman
Chinh Chu	57	2022	Director
Tracy Knox	52	2024	Director
Brett Watson	43	2019	Director
The principal occupations and business experience, for at least the past five years, of each Class II Director nominee for election at the 2024 Annual Meeting are as follows:
Mark Getty
Mr. Getty has served as the Chair of our Board of Directors since he co-founded Getty Images in March 1995 and was Executive Chair of Getty Images through 2005. From 2005 to 2018, he was a non-executive director on our Board of Directors and in 2018 resumed the role of Chair on a resumption of control of Getty Images by the Getty Family Stockholders. In the late 1980s, Mr. Getty began his professional career with Kidder Peabody in New York and then joined Hambros Bank Limited in London in 1991.

In his capacity as Trustee and Director of various Getty family entities, Mr. Getty oversees a diverse program of investments in all asset classes. In addition, he has been particularly involved in the family’s direct private equity investment activities, which have included: Wisden Crincinfo, a leading online publisher of cricket data; Hawk-Eye, a sports technology business that is a leader in ball tracking for officiating and broadcast enhancement in tennis, soccer and cricket; Hakluyt, a UK-based provider of commercial and strategic intelligence and research services to major corporate and financial institutions; 7digital, a leading B2B digital music platform in the UK; and &Beyond Group, a leading luxury adventure travel and lodging business in Africa.
Mr. Getty was a trustee of the National Gallery in London between 1999 and 2015, as well as its Chair between 2008 and 2015. He was appointed KBE in 2016 in recognition of his services to the Arts. In 2017, he became the Chair of Trustees of the British School in Rome.
We believe Mr. Getty is qualified to serve on our Board of Directors because of his historical familiarity with our business and his extensive experience in supporting the growth of our business.
Chinh Chu
Mr. Chu served as Chief Executive Officer and Director of CCNB from May 2020 through the Closing Date, and as a director on our Board of Directors since the Closing Date. Mr. Chu has over 30 years of investment and acquisition experience. Mr. Chu also served as Chief Executive Officer and Director of CCNB1 (NYSE: PCPL) from August 2020 until the consummation of the business combination with E2open Holdings, LLC in February 2021 (NYSE: ETWO). Mr. Chu now serves as the chairman of the board of directors of E2open (NYSE: ETWO) since February 2021. Mr. Chu served as the Vice Chairman of Collier Creek Holdings (“Collier Creek”) (NYSE: CCH), a blank check company co-founded by him and formed for substantially similar purposes as CCNB. On August 28, 2020, Collier Creek consummated the acquisition of Utz Brands Holdings, LLC, the parent of Utz Quality Foods, LLC, a leading manufacturer of branded salty snacks, to form Utz Brands (NYSE: UTZ). In 2016, Mr. Chu co-founded CF Corporation for substantially similar purposes as CCNB. CF Corporation sold 69.0 million units in its IPO, generating gross proceeds of $690.0 million. On November 30, 2017, CF Corporation consummated the acquisition of Fidelity & Guaranty Life, a provider of annuities and life insurance products, for approximately $1.835 billion plus the assumption of $405 million of existing debt, and related transactions. In connection with the FGL business combination, the name of the company was changed from “CF Corporation” to “FGL Holdings” (NYSE: FG). Mr. Chu served as Co-Executive Chairman of FGL Holdings.
Mr. Chu is the founder and the Senior Managing Partner of CC Capital, a private investment firm which he founded in 2016. As Senior Managing Director of CC Capital, Mr. Chu led the effort to take Dun & Bradstreet private in a $7.2 billion deal that closed in February 2019. Before founding CC Capital, Mr. Chu worked at Blackstone from 1990 to December 2015, where Mr. Chu led numerous investments across multiple sectors, including technology, financial services, chemicals, specialty pharma and healthcare products, and packaging. Mr. Chu was a Senior Managing Director at Blackstone from 2000 until his departure in December 2015, where he served, at various points, as a member of Blackstone’s Executive Committee, the Co-Chair of Blackstone’s Private Equity Executive Committee and as a member of Blackstone Capital Partners’ Investment Committee.
Before joining Blackstone in 1990, Mr. Chu worked at Salomon Brothers in the Mergers & Acquisitions Department. In addition to Mr. Chu’s role as Chairman of E2open, he has served on the boards of directors of Dun & Bradstreet (NYSE: DNB) since 2019 and E2open Holdings, LLC (NYSE: ETWO) since 2020. Mr. Chu previously served on the board of directors of AVINTIV from 2011 to 2012, BankUnited Inc. from 2009 to 2014, Kronos Incorporated from 2014 to 2015, Biomet, Inc. from July 2007 to September 2007 and from 2013 to 2015, Freescale Semiconductor, Ltd. from 2011 to 2015, HealthMarkets, Inc. from 2006 to 2016 and NCR Corporation (NYSE: NCR) from 2015 to 2021. Mr. Chu also previously served on the board of directors of Stearns Mortgage, Alliant Insurance Services, Inc., AlliedBarton Security Services, Celanese Corporation, DJO Global, Inc., Graham Packaging, the London International Financial Futures and Options Exchange, Nalco Company, Nycomed, Stiefel Laboratories and SunGard Data Systems, Inc. Mr. Chu received a B.S. in Finance from the University of Buffalo.
We believe Mr. Chu is qualified to serve on our Board of Directors because of his substantial experience in mergers and acquisitions, corporate finance and strategic business planning; his track record at CC Capital and Blackstone and in advising and managing multi-national companies; and his experience serving as a director for various public and private companies.

Tracy Knox

Ms. Knox has served as a director on our Board of directors since April 10, 2024, and she previously served as the Chief Financial Officer of Rover Group, the world’s largest online marketplace for pet care from 2017 through its public listing and SPAC merger in 2021, eventually retiring at the end of 2022. Prior to that, Ms. Knox served as Chief Financial Officer of Rightside, a leading domain name service company from its public listing in 2014 until it’s sale in 2017, as Chief Financial Officer at A Place for Mom from 2013 until 2014, as Chief Financial Officer at UIEvolution from 2011 until 2013, and at drugstore.com from 2003, including as Chief Finance Officer from 2008 until 2011.

Ms. Knox also serves on the boards of Babylist since 2021 and Pet Partners since 2023. Ms. Knox holds a B.S. in Accounting from Indiana University and a M.B.A. with honors from University of Washington.

We believe Ms. Knox is qualified to serve on our Board of Directors because of her financial acumen and public company experience.
Brett Watson
Mr. Watson has served on our Board of Directors since February 2019. Mr. Watson has been the President of Koch Equity Development LLC since December of 2020. Before that, Mr. Watson was a Senior Managing Director of Koch Equity Development LLC.
In addition to his board position at Getty Images, Mr. Watson currently serves on the boards of directors of the parent companies of Infor, Hexagon AB, Transaction Network Services, and MI Windows and Doors. He formerly served on the boards of directors of ADT Inc., Solera Holdings Inc., Globus, and the Flint Group. Mr. Watson earned both his B.S. and M.B.A. degrees from Binghamton University.
We believe Mr. Watson is qualified to serve on our Board of Directors because of his broad financial experience and extensive knowledge of corporate governance.
CONTINUING MEMBERS OF OUR BOARD OF DIRECTORS:
Class I Directors (terms to expire at the 2026 Annual Meeting)
The current members of our Board of Directors who are Class I Directors are as follows:

Name	Age	Served as a Director Since	Position with Getty Images
Patrick Maxwell	58	2012	Director
James Quella	74	2022	Director
Jeffrey Titterton	51	2022	Director
The principal occupations and business experience, for at least the past five years, of each Class I Director are as follows:
Patrick Maxwell
Mr. Maxwell has served on our Board of Directors since October 2012. Mr. Maxwell has followed a career in private equity investment management since 1991, initially working with the UK-based investment bank, Hambros. Amongst other deals he was involved with, Mr. Maxwell led Hambros’ co-investment alongside the Getty family in the founding of Getty Images. Mr. Maxwell also spent four years living and working in South Africa establishing an investment banking business for Hambros in that region. In May 2004, Mr. Maxwell began working with Mark Getty and the Getty family office, Sutton Place. Mr. Maxwell’s primary focus has been to build family wealth via long term business-building investments in the content-based media sector, including Getty Images, the Wisden Cricinfo group, 7 Digital, Hawk-Eye Innovations and Hakluyt & Co. Mr. Maxwell has also been involved in the oversight of Getty family interests in Wormsley Estate (the Getty family’s home and multi-activity rural estate in the UK) and in &Beyond (a South African-based luxury adventure travel and lodging business).

In addition to his board position at Getty Images, Mr. Maxwell has served on the board of directors of &Beyond since July 2007, Tara Getty Foundation since April 2009, Sutton Place Foundation since May 2010 and The Africa Foundation Trust since November 2014. Mr. Maxwell also served as a Partner of Sutton Place Managers LLP from May 2004 to May 2019. Mr. Maxwell was a Trustee of the Royal Ballet School from 2000 to 2011, a Trustee and Investment Committee Chairman of the Henry Smith Charity, a £1 billion endowment-based grant-making charity, from 2011 to 2019 and a Director of the UK Tennis & Rackets Association from 2013 to 2018. Mr. Maxwell is a graduate of Oxford University and qualified as a Chartered Accountant with PWC in 1990.
We believe Mr. Maxwell is qualified to serve on our Board of Directors because of his significant investment and financial expertise, and his historical familiarity with our business and his extensive experience in the content-based media sector.
James Quella
Mr. Quella has served on our Board of Directors since July 2022, and also serves as a member of the Audit Committee. Mr. Quella previously served as a director of CCNB from August 2020 through the Closing Date of July 2022. Mr. Quella currently serves as a director and has served on the Compensation and Audit Committees of Dun & Bradstreet Corporation since April 2019. Mr. Quella has previously served as chairman of the board of Michaels Companies, Inc. from March 2019 to April 2021, having previously served as Lead Independent Director since November 2018 and as a Director of Fidelity & Guaranty Life Insurance Company from 2017 to 2020. Mr. Quella retired as a Senior Managing Director, Senior Operating Partner and Head of the Portfolio Operations Group at Blackstone, an investment business on behalf of pension funds, large institutions and individuals, in the Private Equity Group in June 2013, having served in these roles since February 2003. Mr. Quella was Managing Director in Private Equity and Senior Operating Partner and Head of the Portfolio Operations Group at DLJ Merchant Banking from 2000 to 2003. In the last 20 years, Mr. Quella has been a director of Advanstar, Allied Waste, Catalent Pharma Solutions, Inc., Columbia House, Celanese Corporation, Decrane Aerospace, DJO Global, Inc., Freescale Semiconductor, Inc., Graham Packaging Company, L.P., Houghton Mifflin Harcourt Company, Intelenet Global Services, Jostens, Lionbridge Technologies, Inc., The Nielsen Company, Vanguard Health Systems, Inc., and Von Hoffman. Mr. Quella received a B.A. in International Studies from The University of Wisconsin-Madison and an M.B.A. with Dean’s Honors from the University of Chicago Graduate School of Business.
We believe Mr. Quella’s qualifications to serve on our Board of Directors include his financial expertise, as well as his significant experience in working with companies transitioning from control by private equity sponsors.
Jeffrey Titterton
Mr. Titterton has served on our Board of Directors since November 2022, currently serves as the Chief Marketing Officer of Stripe, Inc., and served as the Chief Operating Officer of Zendesk Inc. from April 2021 until November 2022. He previously served as Zendesk Inc.’s Chief Marketing Officer from October 2018 until April 2021 and its Senior Vice President, Marketing from May 2017 to October 2018. From January 2017 to May 2017, Mr. Titterton served as the Head of Global Campaign and Engagement Marketing for Adobe Inc., a software company, and as Head of Engagement Marketing, Creative Cloud, from August 2013 to January 2017. Prior to that, Mr. Titterton served as the Chief Marketing Officer for 99designs, a graphic design marketplace, from August 2011 to August 2013. Mr. Titterton holds a B.A. in English with a concentration in economics from Cornell University.
We believe Mr. Titterton is qualified to serve on our Board of Directors because of his comprehensive public company experience and his extensive knowledge of ecommerce.
Class III Directors (terms to expire at the 2025 Annual Meeting)
The current members of our Board of Directors who are Class III Directors are as follows:

Name	Age	Served as a Director Since	Position with Getty Images
Michael Harris	44	2019	Director
Jonathan Klein	63	1995	Director
Hilary Schneider	63	2020	Director
Craig Peters	54	2019	Chief Executive Officer and Director

The principal occupations and business experience, for at least the past five years, of each Class III Director are as follows:
Michael Harris
Mr. Harris has served on our Board of Directors since February 2019. Since 2019, Mr. Harris has also served as a Managing Director of Koch Equity Development, where he has been employed since October 2013. Mr. Harris is responsible for the origination, evaluation and execution of acquisitions and investments for Koch Industries, Inc. In this capacity, he evaluates opportunities across industries with specific expertise in the software, technology, aerospace and defense, and industrial manufacturing sectors. Prior to joining Koch, Mr. Harris has worked for Bank of America Merrill Lynch advising clients on mergers and acquisitions, capital deployment and structured equity capital alternatives from 2011 to 2013. He has also previously worked at Orbital Sciences Corporation as a mechanical engineer in their Launch Systems group from 2005 to 2011.
In addition to his board position at Getty Images, Mr. Harris has served as a board observer of Infor since 2017. He formerly served on the board of Truck-Lite, a leading manufacturer of lighting solutions for commercial and off-road vehicles from December 2015 to December 2019. Mr. Harris holds his B.S. and M.S. degrees in Mechanical Engineering from Brigham Young University. He also holds a M.B.A degree from Columbia Business School.
We believe Mr. Harris is qualified to serve on our Board of Directors because of his broad experience in the finance, software and technology industries, as well as his product development experience.
Jonathan D. Klein
Mr. Klein has served on our Board of Directors since 1995, having previously served as Deputy Chairman and Chief Executive Officer. Mr. Klein led Getty Images as a Co-Founder and Chief Executive Officer for more than 20 years from 1995 to 2015. Mr. Klein also serves on the boards of directors of Squarespace since July 2010, Etsy, Inc. since June 2011 and as chairman of the board of directors of Jumia Technologies AG since December 2018.
He currently serves as a director of multiple private companies and a number of non-profit non-profit organizations. Mr. Klein received an LL.M. from the University of Cambridge in 1992.
We believe that Mr. Klein is qualified to serve as a member of our Board of Directors because of his significant investment and financial expertise, his historical familiarity with our business, and his experience as a director of several publicly traded companies coupled with his knowledge of our industry.
Hilary Schneider
Ms. Schneider has served on our Board of Directors since 2020 and is the former Chief Executive Officer and current Strategic Advisor to the board of directors of Shutterfly, a leading ecommerce and manufacturing platform for personalized products and custom design, since 2020. Ms. Schneider previously served as Chief Executive Officer of Wag!, the country’s largest on-demand mobile dog walking and dog care service, from 2018 to 2019. Prior to this role, Ms. Schneider served as President and CEO of LifeLock, the leader in identity theft protection, through its public listing and acquisition by Symantec, as well as serving in a series of executive positions at Yahoo! From 2006 to 2010 and in several senior leadership roles at Knight Ridder from 2002 to 2005.
In addition to her board position at Getty Images, Ms. Schneider also serves on the boards of Vail Resorts and Digital Ocean since 2010, and water.org since 2011. Ms. Schneider holds a B.A. in economics from Brown University and an M.B.A. from Harvard Business School.
We believe Ms. Schneider is qualified to serve on our Board of Directors because of her comprehensive experience in the content-based media sector and her extensive knowledge of high-growth companies.

Craig Peters
Craig Peters has served as our Chief Executive Officer and a director since 2019. As CEO, Mr. Peters has overarching responsibility for the organization across its Getty Images, iStock and Unsplash brands. Mr. Peters joined Getty Images in 2007 and prior to being appointed CEO in 2019, he served as Chief Operating Officer with previous leadership roles across Content, Product, Marketing, Technology and Business Development.
Prior to joining Getty Images, Mr. Peters held key leadership roles in media and technology within established and early stage organizations. These included WireImage (acquired by Getty Images), FOX Sports Interactive, the PGA TOUR, Homestead.com (acquired by Intuit) and positions with A. T. Kearney and Eastman Kodak Company. In 2005 while at the PGA TOUR, Craig accepted an Emmy by the National Television Academy for Outstanding Achievement in Advanced Media Technology for the Enhancement of Original Television Content. Mr. Peters holds an MBA from The Wharton School of Business and a BS in Finance from The Ohio State University.
We believe Mr. Peters is qualified to serve on our Board of Directors because of the perspective and experience he brings as our Chief Executive Officer.

PROPOSAL 2: APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO REFLECT NEW DELAWARE LAW PROVISIONS REGARDING EXCULPATION OF OFFICERS

Background and Reasons for Recommendation

Article VIII of our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) currently provides for the Company to limit the monetary liability of directors in certain circumstances pursuant to and consistent with the Delaware General Corporation Law (“DGCL”). The State of Delaware recently amended Section 102(b)(7) of the DGCL to allow Delaware corporations to extend similar protections to officers. Specifically, the amendments to the DGCL allow Delaware corporations to exculpate their officers for personal liability for breaches of the duty of care in certain circumstances. For both directors and officers, the liability limitation does not apply to breaches of the duty of loyalty, acts or omissions not in good faith or acts or omissions that involve intentional misconduct or a knowing violation of law, or any transaction in which the director or officer derived an improper personal benefit. In addition, for officers, amended Section 102(b)(7) only permits exculpation for direct claims brought by stockholders, as opposed to claims brought by or on behalf of the Company (e.g., derivative claims).

Adopting an officer exculpation provision that aligns with the protections afforded under the DGCL could prevent protracted or otherwise meritless litigation that distracts from our primary objective of creating stockholder value over the long term. The nature of the role of directors and officers often requires them to make decisions on critical matters. Frequently, directors and officers must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of merit. Our Nominating and Governance Committee and Board of Directors believes that limiting concern about personal liability will empower officers to best exercise their business judgment in furtherance of stockholder interests without the distraction of potentially being subject to claims following actions taken in good faith.

In addition, our Nominating and Governance Committee and Board of Directors believe it is important to provide protection to officers to the extent permitted by the DGCL to attract and retain key executive talent. This protection has long been afforded to directors. Other public companies have updated their governance documents to align with amended Section 102(b)(7) of the DGCL, and we expect this practice to continue. Therefore, our ability to attract and retain highly qualified officer candidates may be adversely impacted if we do not implement the expanded protection now offered under Delaware law. For these reasons, our Board of Directors, upon the recommendation of our Nominating and Governance Committee, unanimously approved the amendment to our Certificate of Incorporation described in this proposal, subject to approval by stockholders.

Proposed Amendment and Restatement

Our Board of Directors is asking our stockholders to approve the Amended and Restated Certificate of Incorporation, the full text of which is attached hereto as Annex A with the relevant additions (bolded and underlined) to Section 8.1 of Article VIII as follows:

Limited Liability of Directors and Officers. To the fullest extent permitted by law, no director or officer of the Corporation will have any personal liability to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director or officer (as applicable), except to the extent such an exemption from liability or limitation thereof is not permitted under the DGCL. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Neither the amendment nor the repeal of this ARTICLE VIII shall eliminate, reduce or otherwise adversely affect any limitation on the personal liability of a director or officer of the Corporation existing prior to such amendment or repeal.

Effectiveness of the Amendment and Restatement

If the Amended and Restated Certificate of Incorporation is approved by our stockholders, it will become effective upon the filing thereof with the Delaware Secretary of State, which is expected to occur as soon as practicable after the 2024 Annual Meeting. Should stockholder approval not be obtained, our Certificate of Incorporation will continue in effect pursuant to its current terms.

Vote Required
Pursuant to the Certificate of Incorporation, this proposal requires the affirmative vote of at least 66 2/3% of the total voting power of all outstanding shares of Class A Common Stock entitled to vote generally in the election of directors.
Broker non-votes and abstentions will have the same effect as a vote against this proposal.
Recommendation of Our Board of Directors
Our Board of Directors unanimously recommends a vote FOR the approval of an amendment to our Certificate of Incorporation to reflect new Delaware law provisions regarding exculpation of officers.

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Our Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Our Board has directed that this appointment be submitted to our stockholders for ratification at the 2024 Annual Meeting. Although ratification of our appointment of Ernst & Young LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.
Ernst & Young LLP has also served as our independent registered public accounting firm for the fiscal years ended December 31, 2023, and 2022. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of Ernst & Young LLP is expected to attend the 2024 Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.
In the event that the appointment of Ernst & Young LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent registered public accounting firm for the fiscal year ending December 31, 2024. Even if the appointment of Ernst & Young LLP is ratified, the Audit Committee retains the discretion to appoint a different independent registered public accounting firm at any time if it determines that such a change is in the interest of the Company.
Vote Required
This proposal requires the affirmative vote of the holders of a majority of the votes cast. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Ernst & Young LLP, we do not expect any broker non-votes in connection with this proposal.
Recommendation of Our Board of Directors
Our Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2024.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS
The following table summarizes the fees of Ernst & Young LLP, our independent registered public accounting firm, for professional services rendered for the fiscal years ended December 31, 2023 and December 31, 2022:

Fee Category (in thousands)	2023	2022
Audit Fees	$2,215	$2,287
Tax Fees	682	777
All Other Fees	4	1
Total Fees	$2,901	$3,065
Audit Fees
Audit fees consist of fees billed for professional services rendered for the annual audit of our consolidated financial statements presented within the Annual Report on Form 10-K for the year ended December 31, 2023, the review of the interim consolidated financial statements presented in our quarterly reports on Form 10-Q, our registration statement on Form S-3, and other regulatory filings.
Tax Fees
Tax fees include fees billed by Ernst & Young LLP related to tax compliance and consulting services.
All Other Fees
All other fees consisted of fees related to an accounting research software product.

The Audit Committee determined that Ernst & Young LLP’s provision of these services, and the fees that we paid for these services, are compatible with maintaining the independence of the independent registered public accounting firm. The Audit Committee approved all services that Ernst & Young LLP provided in the fiscal years ended December 31, 2023 and 2022.
Audit Committee Pre-Approval Policy and Procedures

The Audit Committee pre-approves all audit and permissible non-audit services provided by Ernst & Young LLP (the “Independent Auditors”). These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the Independent Auditors. For each proposed service, the Independent Auditors provide the Audit Committee with a description of the service and sufficient information to confirm the Independent Auditors’ determination that the provision of such service will not impair the Independent Auditors’ independence. Any requests for audit, audit-related, tax and other services must initially be submitted to the Company’s Chief Financial Officer. Any requests preliminarily approved by the Chief Financial Officer are then submitted to the Audit Committee for approval in the case of services requiring specific pre-approval or reported to the Audit Committee periodically in the case of services generally pre-approved. The Audit Committee has approved in advance certain permitted services whose scope is routine across business units, including statutory or other financial audit work for non-U.S. subsidiaries that is not required for the Exchange Act audits.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee has reviewed the audited consolidated financial statements of Getty Images Holdings, Inc. (the “Company”) for the fiscal year ended December 31, 2023 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.
The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
Hilary Schneider, Chair
Jonathan D. Klein
James Quella

EXECUTIVE OFFICERS
The following table identifies our current executive officers as of April 15, 2024:

Name	Age	Position
Craig Peters	54	Chief Executive Officer and Director
Mikael Cho	38	Senior Vice President, CEO, Unsplash
Grant Farhall	48	Senior Vice President, Chief Product Officer
Gene Foca	58	Senior Vice President, Chief Marketing and Revenue Officer
Nate Gandert	50	Senior Vice President, Chief Technology Officer
Chris Hoel	52	Vice President, Chief Accounting Officer
Kjelti Kellough	51	Senior Vice President, General Counsel
Jennifer Leyden	50	Senior Vice President, Chief Financial Officer
Ken Mainardis	53	Senior Vice President, Editorial
Peter Orlowsky	55	Senior Vice President, Strategic Development
Michael Teaster	57	Senior Vice President, Chief of Staff
Lizanne Vaughan	56	Senior Vice President, Chief People Officer
Daine Weston	36	Senior Vice President, Ecommerce
Our Board of Directors chooses executive officers, who then serve at the discretion of our Board of Directors. There is no family relationship between any of the directors or executive officers and any of our other directors or executive officers. The biographical information for our Chief Executive Officer, Craig Peters, is provided above under “Proposal 1: Election of Directors — Continuing Members of Our Board of Directors — Class III Directors (terms to expire at the 2025 Annual Meeting)” above.
Mikael Cho
Mr. Cho has served as Co-Founder and Chief Executive Officer for Unsplash, a subsidiary of the Company, since 2013 and is responsible for leading and operating Unsplash’s overall strategy and vision. In 2013, Mr. Cho founded Unsplash as a blog with ten photos and the mission to make world-class images accessible to enable everyone to create. Prior to founding Unsplash, Mr. Cho held co-founder and leadership roles at companies in the digital and creative sectors, including Crew, a marketplace for creative talent, Uber Foundry, a digital design studio, and WHYNOTBLUE Digital Agency.
Grant Farhall
Mr. Farhall has served as our Senior Vice President, Chief Product Officer since 2020, where he is responsible for our overall product strategy and vision. In his role, Mr. Farhall oversees our websites, user experiences, customer research and Generative AI strategy, with the aim of making it easier for our customers to discover, license and share content to connect with their audiences, and drive impact for the business. His career at Getty Images spans more than a decade, including his prior role as Vice President of Ecommerce from 2019 until 2020 and his role as General Manager of iStock from 2017 until 2019. Prior to joining Getty Images, Mr. Farhall worked in broadcast journalism and managed several design and web development agencies.

Gene Foca
Mr. Foca has served as our Senior Vice President, Chief Marketing Officer since 2017 and effective May 1, 2023, as Senior Vice President, Chief Marketing and Revenue Officer. As Chief Marketing and Revenue Officer, Mr. Foca is responsible for leading global marketing, sales, ecommerce and communications for Getty Images, overseeing our brand portfolio, strategy and execution for all marketing channels from digital to communications, marketing data science and operations and global sales, including outbound sales, customer success and customer service. He has a wealth of experience across ecommerce, product and digital marketing, bringing over 20 years’ experience as a strategic and data driven leader, launching and growing some of the world’s biggest content and ecommerce businesses. Mr. Foca joined Getty Images after nearly five years at Amazon in Seattle and New York from 2012 through 2016, working with Kindle and retail ecommerce, as well as a brief stint at Fresh Direct overseeing customer marketing. Prior to that, he served as SVP of Marketing for News Digital/News Corporation, where he focused on content app launches and subscription marketing from 2010 until 2011. He previously spent nearly 19 years at Time Warner in senior ecommerce and consumer marketing leadership roles, primarily with the Time Incorporated division from 1991 until 2010.
Nate Gandert
Mr. Gandert has served as our Senior Vice President, Chief Technology Officer since 2016. In his role as Chief Technology Officer, Mr. Gandert is responsible for leading our overall technology strategy and vision, as well as our data and insights capabilities. Mr. Gandert oversees all advancements, innovations and operations delivered by the technology and product functions, including our search architecture, application and software development, ecommerce platform and websites with the aim of enriching our product offering to better serve customers worldwide. His remit also includes the development of internal and customer value using data, AI and machine learning.
Mr. Gandert’s career at Getty Images spans over 13 years during which time he has served in various Vice President, Senior Director, Director and professional level roles. Prior to joining Getty Images, Mr. Gandert held vice president and leadership roles at other companies in the ecommerce and media sectors, holding more than 25 years of industry experience overall.
Chris Hoel
Mr. Hoel has served as Vice President, Finance and Chief Accounting Officer of Getty Images since April 2014. Mr. Hoel is responsible for Getty Images’ Accounting, External Financial Reporting, and Finance Operations functions, and has 30 years of accounting and finance experience. He joined Getty Images in 2009 as the Director, Finance, before being promoted to Senior. Director, Finance in 2011, and then Vice President, Finance in 2013 and to Vice President, Chief Accounting Officer in 2014. Mr. Hoel previously held the role of Corporate Controller for Fisher Communications, Inc. from July 2005 to March 2009, and Controller/Associate Director of SEC Reporting for Xcyte Therapies from February 2001 to July 2005. Prior to his career with Xcyte Therapies, Mr. Hoel held progressively more responsible financial/accounting positions in both public accounting and private industry.
Mr. Hoel earned his bachelor’s degree in Accounting from Central Washington University and has been a Certified Public Accountant since 1995.
Kjelti Kellough
Ms. Kellough has served as our General Counsel since 2019. In her role as General Counsel, Ms. Kellough leads our global Legal and Facilities functions and is responsible for overseeing its worldwide legal affairs, including corporate governance, compliance, governmental relations, litigation, intellectual property and corporate matters, and real estate and facilities matters. Prior to her role as our General Counsel, Ms. Kellough served as Vice President, Corporate Counsel from 2012 until 2019, overseeing corporate commercial legal matters for the Americas, as well as global legal support for our product and marketing functions. Ms. Kellough also held various Senior Director and Director roles with Getty Images. Ms. Kellough has more than 20 years of legal experience and prior to joining Getty Images in 2009, Ms. Kellough was a corporate finance partner at TingleMerrett LLP and an intellectual property and corporate associate at Blake, Cassels & Graydon LLP.

Jennifer Leyden
Ms. Leyden has served as our Senior Vice President, Chief Financial Officer since January 2022. As Chief Financial Officer, Ms. Leyden is responsible for our Global Finance and Accounting, Financial Reporting and Analysis, Business Intelligence, Tax, Treasury, and Investor Relations functions. Ms. Leyden has more than 25 years of financial, accounting and leadership experience. She joined Getty Images in 2016 as the Senior Director, Enterprise Reporting and Analysis, before being promoted to Vice President, Financial Planning and Analysis in February 2019, Senior Vice President of Investor Relations and Finance in 2021 and to CFO in 2022. Before joining Getty Images, Ms. Leyden held the role of CFO for six years at Physique 57, a global fitness brand. In this role, she led Physique 57 through a period of rapid expansion and topline growth, driving scalable cost base efficiencies while navigating the business through a period of dynamic and explosive growth in the broader health and wellness industry. Ms. Leyden also spent 10 years at Sony Music Entertainment in several progressively impactful financial roles, ending her tenure there as the Senior Director of Finance for Columbia Records, one of the largest and most iconic record labels in the world. She launched her career by becoming licensed as a Certified Public Accountant and spent four years in public accounting.
Ken Mainardis
Mr. Mainardis was appointed as our Senior Vice President, Editorial in October 2023, and he previously served as our Senior Vice President, Global Content. He oversees all of our content divisions across its editorial spectrum. From sport, entertainment, news, to archival product lines, Mr. Mainardis has responsibility for overseeing the production and licensing of photography, video, paid assignment solutions and associated services. Mr. Mainardis joined Getty Images in 2004 as Managing Editor, EMEA and a year later became Director of Editorial Photography with a focus on major editorial events. In April 2010, Mr. Mainardis took on the new role of Senior Director, Editorial Services and Events with a global brief responsible for editorial event operations and services. In February 2013, he was appointed Vice President, Sports Imagery and Operations, before being promoted to Senior Vice President of Editorial in 2017. Mr. Mainardis began his career in 1995 as an assignments editor for the Reuters News Agency in their London bureau, before taking on the role of Global Sports Editor for Reuters Pictures in 2000. Mr. Mainardis is also a board member of the News Media Coalition, a not-for-profit trade organization protecting the news media’s access to events of public interest.
Peter Orlowsky
Mr. Orlowsky has served as our Senior Vice President, Strategic Development since 2017. Mr. Orlowsky is responsible for evaluating and building key business strategies and partnerships, as well as for identifying and developing new business opportunities for Getty Images. In this role, Mr. Orlowsky drives global content licensing and distribution deals with leading technology, multimedia and service providers worldwide, as well as oversees our relationships with global partners. Mr. Orlowsky has been with Getty Images for over 20 years, serving several roles at various levels including Vice President and Senior Director, across Getty Images in business development and sales.
Michael Teaster
As our senior vice president, Chief of Staff, since September 2022, Mr. Teaser supports our Global Leadership Team and our Board of Directors with company planning, priority management, and delivery. Mr. Teaser has 30 years of industry-related experience and has served in several executive roles for Getty Images. Prior to his current role, Mr. Teaser served as Senior Vice President of Business Operations from 2017 to 2019, before which he also served as Senior Vice President of Global Sales from 2008 to 2017, among other executive roles. Previously, Mr. Teaser served as Vice President of Licensee Relations for The Image Bank, a company that was later acquired by Getty Images in 1999.
Lizanne Vaughan
Ms. Vaughan has served as our Senior Vice President, Chief People Officer since 2019. In her role Ms. Vaughan oversees all aspects of our diverse global workforce. As Chief People Officer, Ms. Vaughan drives corporate culture and values, ensuring we have a world-class human resources strategy to support growth and success, further strengthening our competitive advantage through commitment to culture, diversity and inclusion and aligning human capital to company strategy. Her responsibilities also include directing and leading people-centric global initiatives and programs that align with our objectives, including staffing, diversity and inclusion initiatives, employee and leadership development, employee relations, compensation and benefits. Ms. Vaughan has worked with Getty Images for over 16 years, including as Vice President, Corporate Counsel from 2012 until 2019 overseeing global claims and litigation matters for the business, serving as employment and legal compliance counsel. Ms. Vaughan also served in various Senior Director and Director roles within the legal department. Prior to her time with Getty Images, Ms. Vaughan served as an Instructor at the University of Washington, as well as Seattle University, and as counsel at Oles Morrison Rinker & Baker LLP.

Daine Weston
Mr. Weston was appointed Senior Vice President, Ecommerce, in May 2023. As the Senior Vice President of Ecommerce, Daine Weston leads Getty Images’ efforts to enhance its online business by delivering exceptional customer experience across its ecommerce platform and websites, digital marketing initiatives, SEO strategy, and ecommerce operations. Based in New York, Mr. Weston sits on the company’s executive team, providing valuable insights and strategic direction to support the company’s growth. With over 15 years of experience in digital marketing, he has made significant contributions to Getty Images’ success. He was instrumental in developing a scalable global model for display and remarketing efforts across multiple brands and countries during his time in Calgary. As the head of Getty Images EMEA Digital Marketing team in London, Mr. Weston successfully drove growth in customer acquisition across all paid marketing channels. As Vice President of Digital Marketing & Demand Generation at Getty Images, he oversaw customer acquisition, paid marketing investments, and demand generation efforts globally. Prior to joining Getty Images in 2015, Mr. Weston was a key player at OMD Digital and OMD International, where he led efforts for major clients such as Vodafone, Sky Television, McDonald’s, Johnson & Johnson, Air New Zealand and Sony. Mr. Weston received a double major in advertising and marketing from AUT University in Auckland, New Zealand.

EXECUTIVE AND DIRECTOR COMPENSATION
We are an “emerging growth company,” as defined under the Jumpstart Our Business Startups Act, and a “smaller reporting company,” as defined under the Securities Act. As an emerging growth company and smaller reporting company, we have opted to comply with the executive compensation rules applicable to “smaller reporting companies,” which require compensation disclosure for our principal executive officer and our next two most highly compensated executive officers (other than our principal executive officer) as of the end of the last completed fiscal year (collectively, the “Named Executive Officers” or “NEOs”). Also, as an emerging growth company and smaller reporting company, we are not required to include, and have not included, a Compensation Discussion and Analysis and certain of the other compensation tables required by Item 402 of Regulation S-K. Further, as an emerging growth company and smaller reporting company, we are exempt from certain other requirements related to executive compensation, including the requirement to hold advisory votes on the compensation of our Named Executive Officers, the requirement to disclose a CEO pay ratio and the requirement to disclose “pay versus performance” information, as applicable.
The following executives were our Named Executive Officers as of December 31, 2023:
•Craig Peters, our Chief Executive Officer (“CEO”);
•Nathaniel Gandert, our Senior Vice President and Chief Technology Officer; and
•Gene Foca, our Senior Vice President and Chief Marketing and Revenue Officer.
To achieve our compensation objectives, we historically have provided our executives with a compensation package consisting of the following elements:

Compensation Element	Compensation Purpose
Base Salary
Provide a fixed level of cash compensation to attract, retain and reward talented and skilled executives that is competitive for such individuals specific to scope and impact of their job responsibilities and our industry

Annual Cash Bonus (“Non-Sales Bonus Plan”)	Incentivize and reward our executives for annual contributions to our performance by tying to both corporate and individual performance metrics
Long-Term Incentive Compensation	Promote an ownership culture and the maximization of long-term stockholder value by aligning the interests of our executives and stockholders
2023 Summary Compensation Table
The following table sets forth information concerning the compensation of our Named Executive Officers for the years ended December 31, 2023 and December 31, 2022.

Named Executive Officer	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Craig Peters,	2023	983,650	—	9,092,343	2,849,350	—	23,895	12,949,238
Chief Executive Officer and Director	2022	975,294	—	—	—	476,085	24,934	1,476,313
Nathaniel Gandert,	2023	531,748	—	2,819,241	1,259,000	—	17,047	4,627,036
Senior Vice President and Chief Technology Officer	2022	519,401	—	—	—	125,000	16,596	660,997
Gene Foca,	2023	512,514	—	2,874,108	629,500	—	21,195	4,037,317
Senior Vice President and Chief Marketing and Revenue Officer	2022	502,174	10,000			125,000	22,322	659,496
_________________________
(1)Reflects base salary actually paid in 2023 and 2022. See “— Base Salary” below for more information.
(2)Mr. Foca’s 2022 bonus reflects a one-time “go-public” transaction related bonus paid on September 2, 2022.
(3)Amounts represent the grant date fair value of the stock and option awards granted to our Named Executive Officers, as computed in accordance with FASB ASC Topic 718, excluding estimated forfeitures. See “Note 17  —  Equity-Based Compensation” to our audited consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2023, filed March 15, 2024, for the assumptions used in computing the grant date fair value of such awards. For 2023, the amounts reported in the “Stock Awards” column include grant date fair values of the performance restricted stock unit awards (“PRSUs”) of $1,225,000, $326,667 and $326,667 granted to Messrs. Peters, Gandert and Foca, respectively. These amounts represent the initial annual tranche equal to one-third of the units subject to an award with a three-year performance period. The performance metrics for each tranche are selected and approved annually. Consequently, in accordance with FASB ASC Topic 718, only the initial tranche for which the performance metrics were approved for 2023 is considered granted in 2023 and reported in the table. The threshold metrics were not achieved for 2023 performance, and no PRSUs vested. The full intended target value of the PRSUs is $3,675,000, $980,000 and $980,000 for Messrs. Peters, Gandert and Foca, respectively.
(4)Amounts represent non-equity incentive plan compensation earned in 2022 and paid in 2023 to each Named Executive Officer pursuant to the Non-Sales Bonus Plan. See “— Annual Cash Bonus Plan” below for more information. There was no non-equity incentive plan compensation earned in 2023 that will be paid in 2024.
(5)Amounts for 2023 represent reportable income on our split-benefit life insurance policies ($4,424, $1,663 and $2,784 for Messrs. Peters, Gandert and Foca, respectively) and a tax gross up for such income ($4,613, $1,079 and $2,904 for Messrs. Peters, Gandert and Foca, respectively), a gym membership allowance of $325 for Messrs. Peters and Gandert, imputed income associated with executive supplemental life insurance policies ($1,333, $780 and $2,308 for Messrs. Peters, Gandert and Foca, respectively), and employer matching contributions under our Section 401(k) profit sharing plan ($13,200 each for Messrs. Peters, Gandert and Foca). Both the gym membership allowance and employer coverage of executive supplemental life policies were discontinued starting in July 2023.
Narrative Disclosure to 2023 Summary Compensation Table
For 2023, the compensation program for our Named Executive Officers consisted of base salary, a cash bonus opportunity under our Annual Cash Bonus Plan, and long-term incentive compensation in the form of equity awards. In addition, our Named Executive Officers were covered by Company-sponsored executive life and disability benefits and were eligible to participate in any employee benefit programs generally available to all our employees.
Base Salary
Base salary is set at a level that reflects the remit, scope, and impact of the role and is commensurate with our Named Executive Officer’s contributions, prior experience, and sustained performance. Initial base salaries are established through arm’s-length negotiation at the time the individual Named Executive Officer is hired, taking into consideration any relevant factors as well as experience and an analysis of competitive market data. Thereafter, our Compensation Committee has generally reviewed, and adjusted as necessary, base salaries for each of our Named Executive Officers, at a minimum annually and whenever there is a change in the scope of the Named Executive Officer’s role. In setting base salary levels for 2023, our Compensation Committee considered a range of factors, including:
•the individual’s anticipated responsibilities and experience;
•the collective experience and knowledge in compensating similarly situated individuals at other companies, including those in our selected peer group, informed by the Radford Global Technology and Radford Global Sales compensation surveys; and
•the value of the Named Executive Officer’s existing equity awards.
Non-Sales Bonus Plan (“Annual Cash Bonus Plan”)
We maintain the Annual Cash Bonus plan for our non-sales employees, including our Named Executive Officers. Like our other non-sales employees, in 2023, our Named Executive Officers received a target bonus opportunity reflected as a percentage of their base salaries, as applicable. Typically, their actual annual cash bonus payment is based on both a corporate performance component and an individual performance component, each of which is equally weighted.

For 2023, the Annual Cash Bonus Plan was approved by our Compensation Committee on February 15, 2023. For purposes of the 2023 Annual Cash Bonus Plan, our Compensation Committee selected two Company performance measures, revenue and year on year currency neutral growth of an adjusted EBITDA measure (less capital expenditures and before Non-Sales Bonus payments). Each measure was equally weighted for purposes of the corporate performance component. The Company performance measures were not met in 2023, and the Compensation Committee approved no annual cash bonus payments as set forth in the “Non-Equity Incentive Plan Compensation” column of the 2023 Summary Compensation Table above.

Because the Company did not achieve the performance measures, the individual performance component of the Annual Cash Bonus plan was not evaluated. However, all employees undergo an annual performance review. The CEO evaluated the performance of each other Named Executive Officer, taking into consideration such executive’s achievement of the objectives and key performance indicators for his role, an evaluation of his performance as measured against Getty Images’ Leadership Principles, and his contribution to the overall success of Getty Images. In the case of our CEO, his individual performance was evaluated by our Board of Directors.
Long-Term Incentive Compensation
In 2022, our Board of Directors adopted, and our then stockholder approved, the Getty Images Holdings, Inc. 2022 Equity Incentive Plan (the “2022 Plan”), the Getty Images Holdings, Inc. 2022 Earn Out Plan (the “Earn Out Plan”) and the Getty Images Holdings, Inc. 2022 Employee Stock Purchase Plan (the “ESPP” and together with the 2022 Plan and the Earnout Plan, the “Equity Incentive Plans”). The purpose of the Equity Incentive Plans is to align the interests of eligible participants with our stockholders by providing long-term incentive compensation opportunities in the form of time-based equity awards and/or equity awards tied to the Company’s performance based on relevant Company metrics,. The intent of the Equity Incentive Plans is to advance the Company’s interests and increase stockholder value by attracting, retaining and motivating key personnel.
The 2012 Equity Incentive Plan of the Partnership and the Legacy Getty 2012 Plan (the “2012 Equity Plans”) were adopted on October 18, 2012, as amended from time to time (including most recently on September 1, 2021). Although the 2012 Equity Plans were terminated in connection with the Business Combination, they will continue to govern the terms and conditions of any outstanding awards previously granted thereunder. See “— Securities Authorized for Issuance Under Equity Compensation Plans” below.
Prior to 2023, the long-term incentive compensation opportunities granted to our Named Executive Officers were delivered in the form of options to purchase shares of our Class A Common Stock. In 2023, our Compensation Committee determined to grant our Named Executive Officers both restricted stock unit awards (“RSUs”) and performance restricted stock unit awards (“PRSUs”) in addition to stock options. Please see the “— Outstanding Equity Awards at 2023 Fiscal Year-End” table and “— Potential Payments Upon Termination or Change in Control” below for a description of the vesting, termination of employment and change in control treatment of the awards granted in 2023.
Section 401(k) Plan
We sponsor a tax-qualified Section 401(k) profit-sharing plan (the “401(k) Plan”) for all U.S. employees, including our Named Executive Officers. Our full-time U.S. employees are eligible to participate in the 401(k) Plan and may contribute up to a specified percentage of their base salary to the 401(k) Plan. We make "safe harbor" matching contributions to the 401(k) Plan on behalf of eligible U.S. employees who are eligible to participate in the 401(k) Plan. We match 4% of a participant’s base salary deferrals. The total matching contribution does not exceed the match allocated based on IRS annual compensation limits.
Pension Benefits and Nonqualified Deferred Compensation
None of our Named Executive Officers participated in any defined benefit pension plans in 2023.
None of our Named Executive Officers participated in any non-qualified deferred compensation plans, supplemental executive retirement plans, or any other unfunded retirement arrangements in 2023.
Other Benefits and Perquisites
We offer health and welfare benefits to our Named Executive Officers on the same basis as provided to all of our employees, including health, dental and vision insurance; life insurance (supplemental life insurance at the executive level is paid by the Company); accidental death and dismemberment insurance; short-term and long-term disability insurance; a health savings account and flexible spending accounts. Additionally, some executives, including our Name Executive Officers, may receive gym reimbursement and transit subsidies, and are eligible for our split-benefit life insurance policies and executive disability insurance.
Currently, we do not view perquisites or other personal benefits as a significant component of our executive compensation program. Accordingly, we do not provide significant perquisites or other personal benefits to our Named Executive Officers except as generally made available to our employees or in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to make him more efficient and effective and for recruitment and retention purposes. During 2023, none of our Named Executive Officers received perquisites or other personal benefits that were, in the aggregate, equal to $10,000 or more for any individual.

Employment Agreements
We have entered into employment agreements with each of our Named Executive Officers that generally set forth the terms and conditions of their employment, including base salary, target annual cash bonus opportunities, the opportunity to participate in our equity incentive plans and standard employee benefit plan participation. In addition, the Named Executive Officer employment agreements also contain provisions for certain payments and benefits in connection with certain terminations of employment, including a termination of employment in connection with a change in control of Getty Images as described further in “— Potential Payments upon Termination or Change in Control” below.
Mr. Peters
We entered into an amended and restated employment agreement with Mr. Peters as of July 1, 2015, providing that commencing on December 31, 2017, and on each annual anniversary thereafter, the employment term would be automatically extended for an additional one-year term unless we or Mr. Peters provide three months’ notice not to renew the employment agreement term. Subsequently, the employment agreement was amended on January 27, 2017 (to adjust the target annual cash bonus percentage), on November 3, 2017 (to extend its term until December 31, 2020, subject to automatic one-year extensions unless either party provided three months’ notice of non-renewal), and on January 1, 2019 (to elevate Mr. Peters to the position of Chief Executive Officer, adjust his base salary, and to extend its term until December 31, 2021, subject to automatic one-year renewals unless either party provides three months’ notice of non- renewal). On April 1, 2020, we amended Mr. Peters’ employment agreement to reduce his base salary in response to the COVID-19 pandemic and make other corresponding adjustments, and on October 1, 2020 we further amended his employment agreement to restore his base salary to its pre-COVID-19 pandemic level and make other corresponding adjustments. Effective January 1, 2024, we amended Mr. Peters’ employment agreement to reduce his base salary and make other corresponding adjustments.
Additionally, his employment agreement sets forth his duties as well as his annual base salary (which as of December 31, 2023 is $983,650 and subject to annual review by our Board of Directors, although Mr. Peters voluntarily reduced his salary to $883,650 effective January 1, 2024), a target annual cash bonus award opportunity in an amount equal to a percentage of his annual base salary (currently 75%), the opportunity to participate in our equity incentive plan, and participation in our employee benefit plans on a no less favorable basis as those benefits are generally made available to the other senior executives of Getty Images. The employment agreement also contains certain restrictive covenants involving non-solicitation, non-competition, confidentiality of information, and the treatment and ownership of intellectual property arising during his employment with Getty Images. Further, the employment agreement provides for the rights and responsibilities of the parties in the event of certain terminations of Mr. Peters’ employment, as further described in “— Potential Payments upon Termination or Change in Control” below.
Mr. Gandert
We entered into an employment agreement with Mr. Gandert as of June 1, 2016, providing that commencing on December 31, 2019, and on each annual anniversary thereafter, the employment term would be automatically extended for an additional one-year term unless we or Mr. Gandert provide three months’ notice not to renew the employment agreement term. On April 1, 2020, we amended Mr. Gandert’s employment agreement to reduce his base salary in response to the COVID-19 pandemic and make other corresponding adjustments, and on October 1, 2020, we further amended his employment agreement to restore his base salary to its pre-COVID-19 pandemic level and make other corresponding adjustments.
The employment agreement sets forth Mr. Gandert’s position as Chief Technology Officer and duties as well as his annual base salary (which as of December 31, 2023 is $535,000 and subject to annual review by our Board of Directors), a target annual cash bonus award opportunity in an amount equal to a percentage of Mr. Gandert’s annual base salary (currently 50%), the opportunity to participate in our equity incentive plans and participation in our employee benefit plans that are no less favorable than those generally made available to other senior executives of Getty Images. The employment agreement also contains certain restrictive covenants involving non-solicitation, non-competition, confidentiality of information, and the treatment and ownership of intellectual property arising during his employment with Getty Images. Further, the employment agreement provides for the rights and responsibilities of the parties in the event of certain terminations of Mr. Gandert’s employment, as further described in “— Potential Payments upon Termination or Change in Control” below.

Mr. Foca
We entered into an employment agreement with Mr. Foca as of January 3, 2017, providing that commencing on December 31, 2019, and on each annual anniversary thereafter, the employment term would be automatically extended for an additional one-year term unless we or Mr. Foca provide three months’ written notice not to renew the employment agreement term. On April 1, 2020, we amended Mr. Foca’s employment agreement to reduce his base salary in response to the COVID-19 pandemic and make other corresponding adjustments, and on October 1, 2020, we further amended his employment agreement to restore his base salary to its pre-COVID-19 pandemic level and make other corresponding adjustments. On May 1, 2023, we amended Mr. Foca’s employment agreement to reflect his new title.
The employment agreement sets forth Mr. Foca’s position as Senior Vice President, Chief Marketing and Revenue Officer and duties as well as his annual base salary (which as of December 31, 2023 is $515,000 and subject to annual review by our Board of Directors), a target annual cash bonus award opportunity in an amount equal to a percentage of Mr. Foca’s annual base salary (currently 50%), the opportunity to participate in our equity incentive plans and participation in our employee benefit plans that are no less favorable than those generally made available to other senior executives of Getty Images. The employment agreement also contains certain restrictive covenants involving confidentiality of information, and the treatment and ownership of intellectual property arising during his employment with Getty Images. Further, the employment agreement provides for the rights and responsibilities of the parties in the event of certain terminations of Mr. Foca’s employment, as further described in “— Potential Payments upon Termination or Change in Control” below.
Outstanding Equity Awards at 2023 Fiscal Year-End Table
The following table presents information regarding outstanding equity awards held by our Named Executive Officers as of December 31, 2023:

Named Executive Officer	Grant Date	Number of securities underlying unexercised options (#) (Exercisable)(1)	Number of securities underlying unexercised options (#) (Unexercisable)(2)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)(2)	Market value of shares or units of stock that have not vested ($)(3)	Equity Incentive Plan Awards: Number of unearned shares, units, or other rights that have not vested (#)(4)	Equity Incentive Plan Awards: Market or payout value of unearned shares, units, or other rights that have not vested ($)(4)
Craig Peters,	2/26/2017	71,869	—	3.13	2/25/2027	—	—	—	—
Chief Executive Officer	2/26/2017	127,420	—	3.13	2/25/2027	—	—	—	—
	2/26/2017	172,264	—	3.13	2/25/2027	—	—	—	—
	3/1/2017	1,565,691	—	3.13	2/28/2027	—	—	—	—
	4/10/2019	1,758,203	—	2.74	4/9/2029	—	—	—	—
	4/10/2019	939,415	—	2.74	4/9/2029	—	—	—	—
	3/16/2023	—	500,000	6.00	3/15/2033	750,000	3,937,500	500,000	2,625,000
	3/16/2023	—	500,000	8.00	3/15/2033	—	—	—	—
	3/16/2023	—	500,000	10.00	3/15/2033	—	—	—	—
Nathaniel Gandert,	2/26/2017	13,996	—	3.13	2/25/2027	—	—	—	—
Senior Vice President and Chief Technology Officer	2/26/2017	29,535	—	3.13	2/25/2027	—	—	—	—
	2/26/2017	39,938	—	3.13	2/25/2027	—	—	—	—
	3/1/2017	488,216	—	3.13	2/28/2027	—	—	—	—
	4/10/2019	986,117	—	2.74	4/9/2029	—	—	—	—
	4/10/2019	292,930	—	2.74	4/9/2029	—	—	—	—
	3/16/2023	—	500,000	4.90	3/15/2033	200,000	1,050,000	133,333	700,000
Gene Foca,	3/1/2017	639,523	—	3.13	2/28/2027	—	—	—	—
Senior Vice President and Chief Marketing and Revenue Officer	4/10/2019	1,029,047	—	2.74	4/9/2029	—	—	—	—
	3/16/2023	—	250,000	4.90	3/15/2033	200,000	1,050,000	133,333	700,000
_________________________
(1)The stock option awards vests over four years, with 25% of the total number of shares subject to the option vesting on the first anniversary of the vesting commencement date and the remaining 75% vesting in equal quarterly installments thereafter. In addition, the stock option will fully vest and become fully exercisable upon a Change in Control (as defined in the option agreement) of Getty Images subject to the understanding that the Business Combination did not constitute a change in control for purposes of the option agreement.
(2)One third of the stock option awards and RSUs vested on March 20, 2024, with the remaining vesting in substantially equal quarterly installments for the following two years.

(3)Amounts are represented at a market value based upon the closing price of the Company’s Class A Common Stock on December 31, 2023, of $5.25 per share.
(4)The PRSUs from the annual equity awards granted in fiscal year 2023 for which the performance criteria have not been established as of December 31, 2023, have been treated as outstanding at target for purposes of this table but are not yet treated as granted under ASC Topic 718.
Potential Payments Upon Termination or Change in Control
Each of the Named Executive Officer’s employment agreements provides for severance payments and benefits upon certain terminations of employment with Getty Images and its affiliates, as described further below. Each Named Executive Officer’s rights with respect to his or her equity participation in Getty Images or its affiliates is governed by the applicable equity documents (as defined in the respective employment agreement) and the Named Executive Officer’s rights with respect to employee benefits will be governed by the documents governing such employee benefits.
As provided in the applicable employment agreement, upon the termination of a Named Executive Officer’s employment term and his or her employment by us for “cause” or due to his or her resignation without “good reason” (as each such term is defined in his or her respective employment agreement), the Named Executive Officer will be entitled to receive his or her base salary through the date of termination, any annual bonus earned, but unpaid, as of the termination date for the immediately preceding fiscal year, reimbursement for any unreimbursed business expenses that have been properly incurred by him or her prior to the termination date and that are or have been submitted in accordance with the applicable Getty Images policy, and such employees benefits (as defined in his or her employment agreement), if any, that the Named Executive Officer may be entitled under our employee benefit plans, which will not include payment for any unused vacation or paid time off, as applicable, unless required by applicable law (all of the amounts described in this sentence are referred to the “Accrued Rights”).
Upon the termination of a Named Executive Officer’s employment term and his or her employment due to the Named Executive Officer’s “death” or “disability” (as each such term is defined in his or her respective employment agreement), the Named Executive Officer will be entitled to receive the Accrued Rights and his or her estate will benefit from a term life insurance policy provided by Getty Images and intended to provide a payment of a death benefit equal to the “base severance” (as defined below).
In the event that a Named Executive Officer’s employment term and his or her employment is terminated by Getty Images without “cause” or by the Named Executive Officer for “good reason” (as each such term is defined in his or her respective employment agreement), the Named Executive Officer will be entitled to receive, in addition to the Accrued Rights, and subject to his or her execution and non-revocation of a release of claims in a form acceptable to Getty Images as provided in his or her employment agreement and continued compliance with the following restrictive covenants set forth in his or her employment agreement:
•payments totaling in the aggregate (i) the sum of (x) 150% (200% in the case of Mr. Peters) of the Named Executive Officer’s base salary (in the case of Mr. Peters, his salary prior to the January 1, 2024 voluntary reduction) and (y) 150% (200% in the case of Mr. Peters) of the Named Executive Officer’s target annual cash bonus opportunity in respect of the fiscal year that the termination date occurs or (ii) in the case of Mr. Peters, his base salary and target annual cash bonus opportunity for the period from the termination date through the last day of the employment term, if greater than such amount in (i), in each case, payable over a 18-month (24- month in the case of Mr. Peters) period (such amounts, the “Base Severance”); and
•continued coverage under our group health and welfare plans for a period until the later of 18 months (24 months in the case of Mr. Peters) following the termination date on the same basis (including payment of monthly premiums) as provided by us to senior-level executives (or, a monthly payment in an amount equal to our cost of providing such benefit if this benefit would trigger adverse tax consequences), which will be discontinued if the Named Executive Officer becomes eligible for similar benefits from a successor employer (the “Continued Health Benefits”).
In the event that a Named Executive Officer elects not to extend the employment term of his or her employment agreement, unless terminated earlier, he or she will be entitled to receive the Accrued Rights. In the event we elect not to extend the employment term of a Named Executive Officer’s employment agreement, unless terminated earlier, he or she will be entitled to receive the Accrued Rights and, subject to the Named Executive Officer’s execution and non-revocation of a release of claims in a form acceptable to us as provided in the employment agreement, the Continued Health Benefits and equal payments totaling in the aggregate the base severance payable over an 18-month (24-month in the case of Mr. Peters) period.

Non-Employee Director Compensation
In 2023, four of our non-employee directors received compensation (cash retainers, equity awards, fees or other compensation) for service on our Board of Directors. Our Board of Directors expects to review director compensation periodically to ensure that director compensation remains competitive such that we are able to recruit and retain qualified directors.
On February 27, 2023, our Board of Directors adopted our Non-Employee Directors Annual Compensation Program designed to align compensation with business objectives and the creation of stockholder value, while enabling Getty Images to attract, retain, incentivize and reward directors who contribute to the long-term success of the Company. Pursuant to this policy, each member of our Board of Directors who is not our employee nor Mark Getty, Chinh Chu, Patrick Maxwell, Brett Watson, or Michael Harris, is eligible to receive the following compensation for his or her service as a member of our Board of Directors:
•Cash Fees. Commencing on July 22, 2022, an annual cash retainer of $40,000 per year. The chairs of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee receive cash retainers in the amount of $20,000, $15,000, and $10,000, respectively, for his or her respective committee service as a chair. Members of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee receive cash retainers in the amount of $10,000, $7,500, and $5,000 respectively. All cash fees shall be pro-rated for the director’s time served on our Board of Directors; and
•Equity. Eligible directors will receive a grant of restricted stock units (“RSUs”) equal to the grant value of $390,000 at the time of grant, with a four-year vesting period, subject to the director’s continued service on our Board of Directors. For the initial grant, 25% of the RSUs vest on the first anniversary of the date of grant, and the remaining 75% vest in equal quarterly installments thereafter. Directors will receive a new grant every four years. Directors with existing stock options were not issued a new grant at the time of the approval of the program.
Our policy is to reimburse our non-employee directors for reasonable out of pocket expenses incurred that are integrally related to service as a member of our Board of Directors, including travel and lodging expenses related to attendance at meetings or performing other services in their capacities as directors.
The following table sets forth information regarding the compensation earned by or paid to the non-employee members of our Board of Directors during the year ended December 31, 2023. Because Ms. Knox was not appointed to our Board of Directors until April 10, 2024, Ms. Knox is not included in the table below.
2023 Director Compensation Table

Name	Total Fees earned or paid in cash ($)	Stock Awards ($)(1)(2)	All Other Compensation ($)	Total ($)
Chinh Chu	—	—	—	—
Mark Getty	—	—	—	—
Michael Harris	—	—	—	—
Jonathan Klein	50,000	—	—	50,000
Patrick Maxwell	—	—	—	—
James Quella	50,000	—	—	50,000
Hilary Schneider	67,500	—	—	67,500
Jeffrey Titterton	40,000	—	—	40,000
Brett Watson	—	—	—	—
(1) Amounts represent the grant date fair value of the stock awards granted to our non-employee directors, as computed in accordance with FASB ASC Topic 718, excluding estimated forfeitures. See “Note 17  —  Equity-Based Compensation” to our audited consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2023, filed March 15, 2024, for the assumptions used in computing the grant date fair value of such awards.

(2) The following table presents the number of outstanding and unexercised stock option awards and the number of outstanding RSUs held by each of the non-employee directors as of December 31, 2023.

Name	Number of Shares Subject to Outstanding Options (#)	Number of RSUs (#)
Jonathan Klein (a)	358,031	—
James Quella	—	57,128
Hilary Schneider	213,175	—
Jeffrey Titterton	—	57,128
(a) 319,761 of the stock options were awarded while Mr. Klein was an employee of the Company until 2015.
Securities Authorized for Issuance Under Equity Compensation Plans
The table below provides information about our shares of Class A Common Stock that may be issued upon the exercise of options and RSUs under all of our existing equity compensation plans as of December 31, 2023.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#) (a)		Weighted-average exercise price of outstanding options, warrants and rights ($) (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#) (c)
Equity compensation plans approved by security holders:
2022 Equity Incentive Plan	36,259,557	(1)	3.45	(2)	7,751,132
2022 Employee Share Purchase Plan	—		—		4,586,867
2022 Earn Out Plan	—		—		1,431,582
Equity compensation plans not approved by security holders(3)	N/A		N/A		N/A
Total
_________________________
(1)Represents shares subject to outstanding awards granted, of which (i) 8,468,932 shares of Class A Common Stock are subject to outstanding RSUs and (ii) 27,790,625 shares of Class A Common Stock are subject to outstanding stock options.
(2)The weighted-average exercise price is calculated based solely on the exercise prices of the outstanding stock options and does not reflect the shares that will be issued upon the vesting of outstanding awards of restricted shares or RSUs, which have no exercise price.
(3)As of December 31, 2023, there were no equity compensation plans not approved by security holders under which equity securities of the Company were authorized for issuance.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of April 15, 2024, the number of shares of our Class A Common Stock beneficially owned by each director, NEO, all directors and executive officers as a group, and each person or entity we know to be the beneficial owner of more than 5% of our Class A Common Stock.
In accordance with the rules of the SEC, beneficial ownership includes voting or investment power with respect to securities and includes the shares of Class A Common Stock issuable pursuant to options and warrants that are exercisable or settled within 60 days of the date of this table. Shares of Class A Common Stock issuable pursuant to options and warrants are deemed outstanding for computing the percentage of the class beneficially owned by the person holding such securities but are not deemed outstanding for computing the percentage of the class beneficially owned by any other person. Except as otherwise indicated, all share ownership is as of April 15, 2024 and the percentage of beneficial ownership is based on [408,493,294] shares of Class A Common Stock outstanding. Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of Class A Common Stock beneficially owned by them.
The business address of each beneficial owner is c/o Getty Images Holdings, Inc., 605 5th Ave. S. Suite 400, Seattle, WA 98104, unless otherwise indicated below.

Name of Beneficial Owners	Number of Shares of Class A Common Stock (#)	Percentage
Directors and Executive Officers
Mark Getty(1)	13,347,502	[3.3%]
Tracy Knox	—	—%
Patrick Maxwell	—	*%
Hilary Schneider(2)	262,724	*%
Craig Peters(3)	5,893,910	[1.4%]
Brett Watson	—	—%
Chinh Chu(4)	15,736,515	[3.9%]
Michael Harris	—	—%
Jonathan Klein(5)	4,518,945	[1.1%]
James Quella(6)	68,564	*%
Jeffrey Titterton	28,564	*%
Gene Foca(7)	2,052,543	*%
Nate Gandert(8)	2,371,541	*%
All directors and executive officers as a group (23 total)	50,367,919	[12.3%]
Five Percent Holders of the Company
The Getty Family Stockholders(9)	191,374,006	[46.8%]
Koch Icon Investments, LLC(10)	80,733,607	[19.8%]
NBOKS(11)	78,275,262	[19.2%]
_________________________
*Less than 1%
(1)Interests shown consist of (i) 7,794,004 shares of Class A Common Stock held by Mark Getty and (ii) (a) 5,089,413 shares of Class A Common Stock to be held by The October 1993 Trust and (b) 464,085 shares of Class A Common Stock held by The Options Settlement, which shares Mr. Getty may be deemed to beneficially own by virtue of his indirect ownership in such entities. This number does not include 178,026,504 shares of Class A Common Stock held by Getty Investments. Mr. Getty is one of three directors of Getty Investments (the other two directors being Pierre du Preez and Jan Moehl) and therefore he may be deemed to share voting and investment power over the shares held by Getty Investments. The shares of Class A Common Stock held by The October 1993 Trust are pledged to the Cheyne Walk Trust (see footnote 9 below) in respect of a guarantee it provides against certain credit facilities.
(2)Interests shown consist of 49,549 shares of Class A Common Stock and 213,175 shares of Class A Common Stock issuable upon exercise of vested options.

(3)Interests shown consist of (i) 749,048 shares of Class A Common Stock held directly by Mr. Peters and (ii) 5,144,862 shares of Class A Common Stock issuable upon exercise of vested options.
(4)According to a Form 4 filed by Mr. Chu on April 9, 2024, interests shown consist of (i) 7,196,496 shares of Class A Common Stock held by CC NB Sponsor 2 Holdings LLC and (ii) 8,540,019 shares of Class A Common Stock held by CC Capital SP, LP. CC NB Sponsor 2 Holdings LLC is a wholly owned subsidiary of CC Capital SP, LP. CC Capital SP, LP is controlled by Chinh Chu. As such, Mr. Chu is deemed to be the beneficial owner of the shares held by CC Capital SP, LP and the shares held by CC NB Sponsor 2 Holdings LLC.
(5)Interests shown consist of (i) (a) 3,787,663 shares of Class A Common Stock held directly by Mr. Klein and (b) 516,463 shares of Class A Common Stock held by Aston Aldamax LLC, which Mr. Klein may be deemed to beneficially own, and (ii) 214,819 shares of Class A Common Stock issuable upon exercise of vested options.
(6)Interest shown consist of 68,564 shares of Class A Common Stock.
(7)Interest shown consists of 298,973 shares of Class A Common Stock and 1,753,570 shares of Class A Common Stock issuable upon exercise of vested options.
(8)Interest shown consists of 350,809 shares of Class A Common Stock and 2,020,732 shares of Class A Common Stock issuable upon exercise of vested options.
(9)Interests shown consist of (i) 178,026,504 shares of Class A Common Stock held by Getty Investments, (ii) 5,089,413 shares of Class A Common Stock held by The October 1993 Trust, (iii) 464,085 shares of Class A Common Stock held by The Options Settlement, and (iv) 7,794,004 shares of Class A Common Stock held by Mark Getty (Getty Investments, The October 1993 Trust, The Options Settlement and Mr. Getty, collectively, the “Getty Family Stockholders”). The Cheyne Walk Trust is the sole owner of Cheyne Walk Master Fund 2 LP, which is the majority owner of Getty Investments, and the Cheyne Walk Trust may be deemed to have indirect beneficial ownership of Getty Investments’ 178,026,504 shares of Class A Common Stock. According to a Schedule 13D filed with the SEC on September 6, 2022, the business address of Getty Investments, the Cheyne Walk Trust and Cheyne Walk Master Fund 2 LP is 5390 Kietzke Lane, Suite 202, Reno, Nevada 89511.
(10)Interests shown consist of 80,499,253 shares of Class A Common Stock held by Wood River Capital, LLC as the nominee of Koch Icon Investments, LLC (“Koch Icon”). According to a Schedule 13D filed with the SEC on September 6, 2022 and Form 4 filed with the SEC on May 17, 2023, Koch Icon is a subsidiary of Koch Equity Development LLC (“Koch Equity”), Koch Equity is a subsidiary of Koch Investments Group, LLC (“KIG”), KIG is a subsidiary of Koch Investments Group Holdings, LLC (“KIGH”), and KIGH is a subsidiary of Koch Industries, Inc. (“Koch Industries”). The business address of Koch Icon, Koch Equity, KIG, KIGH and Koch Industries is c/o Koch Industries, Inc., 4111 East 37th Street North, Wichita, Kansas 67220.
(11)Held by Neuberger Berman Opportunistic Capital Solutions Master Fund LP (“NBOKS”). According to a Schedule 13D/A filed with the SEC on April 26, 2023, Neuberger Berman Investment Advisers LLC (“NBIA”) serves as investment adviser to NBOKS and, in such capacity, exercises voting or investment power over the shares held directly by NBOKS. Neuberger Berman Investment Advisers Holdings LLC (“NBIA Holdings”) is the holding company of NBIA and a subsidiary of Neuberger Berman Group LLC (“NB Group”). The business address of NBOKS, NB Group, NBIA Holdings and NBIA is 1290 Avenue of Americas, New York, New York 10104.
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of our Class A Common Stock, to file with the SEC reports of ownership of such securities and changes in reported ownership.

Based on a review of reports filed with the SEC, or written representations from reporting persons that all reportable transactions were reported, we believe that, during 2023, our directors, executive officers, and 10% stockholders timely filed all reports that were required to be filed under Section 16(a), except one Form 4 reporting the sale of shares to cover tax withholding on the vesting and settlement of outstanding of restricted stock units was not timely filed by Daine Weston.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Policies and Procedures for Related Person Transactions
Our Board of Directors has adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions. Under the policy:
•any related person transaction, and any material amendment or modification to a related person transaction, must be reviewed and approved or ratified by a committee of our Board of Directors composed solely of independent directors who are disinterested or by the disinterested members of our Board of Directors; and
•any employment relationship or transaction involving an executive officer and any related compensation must be approved by the Compensation Committee of our Board of Directors or recommended by the Compensation Committee to our Board of Directors for its approval.
In connection with the review and approval or ratification of a related person transaction:
•management must disclose to the committee or disinterested directors, as applicable, the name of the related person and the basis on which the person is a related person, the material terms of the related person transaction, including the approximate dollar value of the amount involved in the transaction, and all the material facts as to the related person’s direct or indirect interest in, or relationship to, the related person transaction;
•management must advise the committee or disinterested directors, as applicable, as to whether the related person transaction complies with the terms of our agreements governing our material outstanding indebtedness that limit or restrict our ability to enter into a related person transaction;
•management must advise the committee or disinterested directors, as applicable, as to whether the related person transaction will be required to be disclosed in our applicable filings under the Exchange Act, and related rules, and, to the extent required to be disclosed, management must ensure that the related person transaction is disclosed in accordance with such Act and related rules; and
•management must advise the committee or disinterested directors, as applicable, as to whether the related person transaction constitutes a “personal loan” for purposes of Section 402 of the Sarbanes-Oxley Act.
In addition, the related person transaction policy provides that the committee or disinterested directors, as applicable, in connection with any approval or ratification of a related person transaction involving a non-employee director or director nominee, should consider whether such transaction would compromise the director or director nominee’s status as an “independent” or “non-employee” director, as applicable, under the rules and regulations of the SEC and NYSE.
A “related person transaction” is a transaction, arrangement or relationship in which the Company or any of its subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. A “related person” means:
•any person who is, or at any time during the applicable period was, one of the Company’s executive officers or one of the Company’s directors;
•any person who is known to be the beneficial owner of more than 5% of the Company’s voting stock;
•any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, executive officer or a beneficial owner of more than 5% of our Class A Common Stock, and any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than 5% of our Class A Common Stock; and
•any firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.
Related Person Transactions
Below are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding Class A Common Stock, or any member of the immediate family of any of the foregoing persons, since January 1, 2023, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive and Director Compensation.”

Stockholders Agreement
Concurrently with the execution and delivery of the Business Combination Agreement, the Company, the Getty Family Stockholders, Koch Icon, the Sponsor, CC NB Sponsor 2 Holdings LLC, NBOKS and certain other parties thereto entered into the Stockholders Agreement, dated December 9, 2021, relating to, among other things, the composition of our Board of Directors following the Closing, certain voting provisions and lock-up restrictions. Pursuant to the Stockholders Agreement, (i) the Sponsor, Joel Alsfine, James Quella and Jonathan Gear (together with their respective successors and any permitted transferees) agreed to be subject to a twelve-month lock-up period in respect of their Founder Shares (subject to certain customary exceptions) and (ii) the Getty Family Stockholders (together with their respective successors and any permitted transferees) and Koch Icon (together with its respective successors and any permitted transferees) agreed to be subject to a 180-day lockup period in respect of their shares of Class A Common Stock received in the Business Combination (subject to certain customary exceptions). Pursuant to the Stockholders Agreement, the composition of our board of directors is (a) three directors nominated by Getty Investments: Patrick Maxwell, Mark Getty and Jonathan Klein; (b) two directors nominated by Koch Icon: Michael Harris and Brett Watson; (c) one director nominated by CC Capital: Chinh Chu; (d) the chief executive officer of the Company (which is Craig Peters) and (e) a number of independent directors sufficient to comply with the requisite independence requirements of the NYSE and the rules and regulations of the SEC. See “Corporate Governance — Board Composition” above for more information.
Registration Rights Agreement
Concurrently with the Closing, the Company, the Sponsor and the persons identified on Schedule A thereto, entered into the Registration Rights Agreement, which provides customary demand and piggyback registration rights. Pursuant to the Registration Rights Agreement, the Company agreed that, as soon as practicable, and in any event within 30 days after the Closing, the Company will file with the SEC a shelf registration statement. In addition, the Company will use its commercially reasonable best efforts to have such shelf registration statement declared effective as soon as practicable after the filing thereof, but no later than the 90th day (or the 120th day if the SEC notifies the Company that it will “review” such shelf registration statement) following the filing deadline, in each case subject to the terms and conditions set forth therein; and the Company will not be subject to any form of monetary penalty for its failure to do so.
Restated Option Agreement
Getty Investments is a party to a Restated Option Agreement, dated February 9, 1998 (as amended on February 9, 1998, February 24, 2008, and August 14, 2012, the “Restated Option Agreement”) pursuant to which Getty Investments has the right to obtain ownership of the Getty Marks (as defined in the Restated Option Agreement) in the event one or more third parties acquire a controlling interest in Getty Images, Inc. In connection with the entry into the Business Combination Agreement, Getty Investments entered into the Fourth Amendment to the Restated Option Agreement, which provides that the Restated Option Agreement will automatically terminate if, and on the date following the Closing Date on which, the Getty Family Stockholders (together with their respective successors and any permitted transferees) beneficially own less than 27,500,000 shares of Class A Common Stock (as adjusted for stock splits, stock combinations, and similar transactions).
Other Related Party Transactions
Mikael Cho
Stephanie Liverani, the spouse of Mikael Cho, Senior Vice President — CEO, Unsplash, is employed by a subsidiary of Getty Images and serves as Vice President & Co-Founder, Unsplash. In 2023, she was paid approximately $257,000 in base salary and $114,000 in cash bonus. Additionally, Christopher Liverani, the brother-in-law of Mikael Cho, Senior Vice President — CEO, Unsplash, is employed by a subsidiary of Getty Images and serves as Brand Partnerships Executive. In 2023, he was paid approximately $110,000 in base salary and $218,000 in commissions. Each individual participated in other regular and customary employee benefit programs generally available to all Getty Images employees. In addition, the amount of compensation was determined in accordance with the Company’s standard compensation practices applicable to similarly situated employees.
Limitation on Liability and Indemnification of Officers and Directors
We currently indemnify our directors and executive officers to the fullest extent permitted by law. Further, we have entered into customary indemnification agreements with our directors and executive officers. These agreements require us to indemnify these individuals to the fullest extent permitted by applicable law against liabilities that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

STOCKHOLDERS’ PROPOSALS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2025 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Corporate Secretary at our offices at Getty Images Holdings, Inc., Attn: Corporate Secretary, 605 5th Avenue S., Seattle, Washington, 98104 in writing not later than December 25, 2024.
Stockholders intending to present a proposal at the 2025 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated By-Laws. Our Amended and Restated By-Laws require, among other things, that our Corporate Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not less than 90 days nor more than 120 days prior to the anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2025 Annual Meeting of Stockholders no earlier than February 12, 2025 and no later than March 14, 2025. The notice must contain the information required by the Amended and Restated By-Laws, a copy of which is available upon request to our Corporate Secretary. In the event that the date of the 2025 Annual Meeting of Stockholders is more than 30 days before or more than 70 days after June 12, 2025, then our Corporate Secretary must receive such written notice no later than the 10th day following the day on which public disclosure of the date of such meeting is first made by us.
Stockholders who intend to solicit proxies in reliance on the SEC’s universal proxy rule for director nominees submitted under the advance notice requirements of our Amended and Restated Bylaws must comply with the additional requirements of Rule 14a-19(b). We encourage stockholders who wish to submit a proposal or nomination to seek independent counsel. We will not consider any proposal or nomination that is not timely or otherwise does not meet the Amended and Restated Bylaws and SEC requirements. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
OTHER MATTERS
Our Board of Directors is not aware of any matter to be presented for action at the 2024 Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the 2024 Annual Meeting. However, if other matters should come before the 2024 Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.
SOLICITATION OF PROXIES
The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting of Stockholders is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.
GETTY IMAGES HOLDINGS, INC.’S ANNUAL REPORT ON FORM 10-K
A copy of Getty Images Holding Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 15, 2024 without charge upon written request addressed to:
Getty Images Holdings, Inc.
605 5th Avenue S.
Suite 400
Seattle, WA 98104
ATTN: INVESTOR RELATIONS
A reasonable fee will be charged for copies of exhibits to the Annual Report on Form 10-K for the year ended December 31, 2023. You also may access this proxy statement and the 2023 Annual Report on Form 10-K at https://www.astproxyportal.com/ast/26903 and on the SEC’s website at www.sec.gov.

WHETHER OR NOT YOU PLAN TO ATTEND THE 2024 ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THE INTERNET NOTICE AND THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE 2024 ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
By Order of the Board of Directors
Kjelti Kellough
Senior Vice President, Corporate Secretary and General Counsel
April 24, 2024

Annex A
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
GETTY IMAGES HOLDINGS, INC.
Getty Images Holdings, Inc., a corporation organized and existing under, and by virtue of, the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:
(1)The name of this corporation is Getty Images Holdings, Inc.
(2)This corporation was originally incorporated under the name Vector Holding, Inc. The original certificate of incorporation was filed on July 21, 2022 and a certificate of correction was filed on July 22, 2022.
(3)This amended and restated certificate of incorporation, which restates, integrates and amends the original certificate of incorporation, as heretofore amended or supplemented, has been duly adopted in accordance with the provisions of Sections 242 and 245 of the DGCL.
(4)The text of this amended and restated certificate of incorporation shall read, in its entirety, as follows:
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
GETTY IMAGES HOLDINGS, INC.
ARTICLE I
Section 1.1.          Name. The name of the Corporation is Getty Images Holdings, Inc. (the “Corporation”).
ARTICLE II
Section 2.1.          Address. The registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801; and the name of the Corporation’s registered agent at such address is The Corporation Trust Company.
ARTICLE III
Section 3.1.          Purpose. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the DGCL.
ARTICLE IV
Section 4.1.          Capitalization. The total number of shares of all classes of stock that the Corporation is authorized to issue is 2,006,140,000 shares, consisting of (A) 1,000,000 shares of Preferred Stock, par value $0.0001 per share (“Preferred Stock”), (B) 2,000,000,000 shares of Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), and (C) 5,140,000 shares of Class B Non-Voting Common Stock, par value $0.0001 per share (“Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), of which 2,570,000 shares are designated as Series B-1 Common Stock, par value $0.0001 per share (“Series B-1 Common Stock”), and 2,570,000 shares are designated as Series B-2 Common Stock, par value $0.0001 per share (“Series B-2 Common Stock”). The number of authorized shares of any of the Class A Common Stock, Class B Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares of such class or series then outstanding or, in the case of Class A Common Stock, necessary for issuance upon conversion of outstanding shares of Class B Common Stock) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of any of the Class A Common Stock, the Class B Common Stock or Preferred Stock voting separately as a class shall be required therefor, unless a vote of any such holder is required pursuant to this Amended and Restated Certificate of Incorporation (this “Certificate of Incorporation”) or any certificate of designations relating to any series of Preferred Stock.
Section 4.2.          Preferred Stock.
(A)             General. The Board of Directors of the Corporation (the “Board”) is hereby expressly authorized, subject to any limitations prescribed by the DGCL, by resolution or resolutions, at any time and from time to time, to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series, and the powers, preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series and to cause to be filed with the Secretary of State of the State of Delaware a certificate of designations with respect thereto. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.
(B)              Voting Rights. Except as otherwise required by applicable law, holders of a series of Preferred Stock, as such, shall be entitled only to such voting rights, if any, as shall expressly be granted thereto by this Certificate of Incorporation (including any certificate of designations relating to such series).
Section 4.3.          Common Stock.
(A)             Voting Rights.
(1)               Except as otherwise provided in this Certificate of Incorporation or as required by applicable law, each holder of Class A Common Stock, as such, shall be entitled to one vote for each share of Class A Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote; provided, however, that to the fullest extent permitted by applicable law, holders of Class A Common Stock, as such, shall have no voting power with respect to, and shall not be entitled to vote on, any amendment to this Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) or pursuant to the DGCL.
(2)               Except as required by applicable law, no holder of Class B Common Stock, as such, shall be entitled to any voting rights with respect to Class B Common Stock.
(3)               Except as otherwise provided in this Certificate of Incorporation or required by applicable law, the holders of Common Stock having the right to vote in respect of such Common Stock shall vote together as a single class (or, if the holders of one or more series of Preferred Stock are entitled to vote together with the holders of Common Stock having the right to vote in respect of such Common Stock, as a single class with the holders of such other series of Preferred Stock) on all matters submitted to a vote of the stockholders having voting rights generally.
(B)              Dividends and Distributions. Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Class A Common Stock and Class B Common Stock with respect to the payment of dividends and other distributions in cash, stock of any corporation or property of the Corporation, the holders of Class A Common Stock (including Class A Common Stock which converted to Class A Common Stock from Class B Common Stock in accordance with Section 4.3(D) below on or prior to the record date for such dividend or other distribution) and Class B Common Stock shall be entitled to receive ratably, taken together as a single class, in proportion to the number of shares held by each such stockholder, such dividends and other distributions as may from time to time be declared by the Board in its discretion out of the assets of the Corporation that are by law available therefor at such times and in such amounts as the Board in its discretion shall determine. Notwithstanding anything to the contrary contained in this Certificate of Incorporation, the payment of any dividend or other distribution so declared with respect to the Class B Common Stock shall be contingent upon, and no dividend or other distribution shall be paid unless and until, the occurrence of a Conversion Event (as defined below), if any, in respect of any such share of Class B Common Stock and, upon declaration of any dividend or other distribution, the record date for such dividend or other distribution with respect to any shares of Class B Common Stock (but, for the avoidance of doubt, not the Class A Common Stock) shall be one day before the Conversion Date (as defined below) with respect to such shares of Class B Common Stock, and the Board shall so set the record date upon such declaration. Such dividends or other distributions with respect to the Class B Common Stock shall be paid to the holders of record of the Class B Common Stock on the Conversion Date with respect to such shares of Class B Common Stock in accordance with Section 4.3(D).
(C)              Liquidation, Dissolution or Winding Up. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and of the preferential and other amounts, if any, to which the holders of Preferred Stock or any class or series of stock having a preference over the Class A Common Stock as to distributions upon dissolution or liquidation or winding up shall be entitled, the holders of all outstanding shares of Class A Common Stock (including Class A Common Stock which converted to Class A Common Stock from Class B Common Stock in accordance with Section 4.3(D) on or prior to the date of such liquidation, dissolution or winding up (including if a Conversion Event occurred as a result of such liquidation, dissolution or winding up)) shall be entitled to receive the remaining assets of the Corporation available for distribution ratably in proportion to the number of shares held by each such stockholder. The holders of shares of Class B Common Stock (other than to the extent such liquidation, dissolution or winding up constitutes a Conversion Event, in which case such Class B Common Stock shall automatically convert to Class A Common Stock in accordance with Section 4.3(D) and the holders of such resulting Class A Common Stock shall be treated as a holder of Class A Common Stock in accordance with this Section 4.3(C)) shall not be entitled to receive any assets of the Corporation in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.
(D)             Conversion of Class B Common Stock.
(1)               Upon the occurrence of any Conversion Event applicable to any shares of Class B Common Stock that occurs during the Earn-out Period (as defined below), such shares of Class B Common Stock shall, automatically, without any further action on the part of the record holder thereof or any other person (including the Corporation), convert into and become an equal number of shares of Class A Common Stock, which conversion shall be effective on the Conversion Date with respect to such shares of Class B Common Stock, and the holder of such share of Class B Common Stock shall become a record holder of Class A Common Stock as of such Conversion Date (it being understood that with respect to a Change of Control Vesting Event (as defined below) occurring prior to the expiration of the Earn-Out Period, the holders of such shares of Class A Common Stock so converted as of immediately prior to the Change of Control Transaction (as defined below) shall be eligible to participate in such Change of Control Transaction as holders of Class A Common Stock). Each outstanding stock certificate or book-entry credit, as applicable, that, immediately prior to such Conversion Event, represented one or more shares of Class B Common Stock shall, upon such Conversion Event, be automatically deemed to represent as of the Conversion Date an equal number of shares of Class A Common Stock, without the need for any surrender, exchange or registration thereof or any consent or notification. The Corporation, or any transfer agent of the Corporation, shall, upon the request on or after the Conversion Date of any holder whose shares of Class B Common Stock have been converted into shares of Class A Common Stock as a result of a Conversion Event and upon surrender by such holder to the Corporation, or any transfer agent of the Corporation, of the outstanding certificate(s) formerly representing such holder’s shares of Class B Common Stock (if any), issue and deliver to such holder certificate(s) representing the shares of Class A Common Stock into which such holder’s shares of Class B Common Stock were converted as a result of such Conversion Event (if such shares are certificated) or, if such shares are uncertificated, register such shares in book-entry form, reflecting that such holder is a record holder of Class A Common Stock as of the Conversion Date in respect of the relevant shares of Class B Common Stock. On the day immediately following the day on which the Earn-Out Period expires, all shares of Class B Common Stock that have not converted to shares of Class A Common Stock pursuant to and in accordance with this Certificate of Incorporation shall, automatically, without any further action on the part of the record holder thereof, the Corporation or any other person, be forfeited, cancelled and transferred to the Corporation, without consideration. Upon the occurrence of a Conversion Event with respect to a share of Class B Common Stock, the Dividend Catch-Up Payment (as defined below) in respect of such share of Class B Common Stock shall become payable as of the Conversion Date with respect to such share of Class B Common Stock by the Corporation to the holder of record of such share of Class B Common Stock as of the day immediately prior to such Conversion Date, and shall be paid in accordance with this Section 4.3(D). The Corporation shall pay, no later than five (5) Business Days (as defined below) following the Conversion Date with respect to a share of Class B Common Stock for which a Conversion Event applicable to such shares has occurred, the dividends previously declared in respect of such share of Class B Common Stock beginning at the time of the Closing and ending on the day before the Conversion Date with respect to such Class B Common Stock (“Dividend Catch-Up Period”), but not including dividends declared on the Conversion Date (which amount, excluding any amounts declared on the Conversion Date, shall be, for the avoidance of doubt, the aggregate per share amount of dividends declared in respect of a share of Class A Common Stock during the Dividend Catch-Up Period (each such payment, a “Dividend Catch-Up Payment”)). If any portion of a Dividend Catch-Up Payment was declared by the Corporation as an in-kind dividend (which for purposes of this Certificate of Incorporation, shall not include any transaction subject to Section 4.3(F) hereof), then such portion of the Dividend Catch-Up Payment shall also be paid as an in-kind dividend; provided, however, to the extent the Corporation received cash in lieu of the in-kind distributions in respect of shares of Class B Common Stock which were declared substantially concurrently with such in-kind dividend by the Corporation comprising a portion of the Dividend Catch-Up Payment, then such equivalent portion of the Dividend Catch-Up Payment shall be paid in cash in lieu of such in-kind dividend and such holder of Class B Common Stock shall be treated for all purposes as if it received the in-kind distribution of property, which is then immediately exchanged by such holder for cash of equivalent value. If a dividend is declared by the Corporation on any

Conversion Date, such dividend shall be paid to the holder of each share of Class B Common Stock converting on such Conversion Date as a holder of Class A Common Stock, and not as part of the Dividend Catch-Up Payment, and the Corporation shall ensure that the holder of the applicable shares of Class B Common Stock on such Conversion Date shall be treated as a record holder of Class A Common Stock (in respect of each share of Class B Common Stock which converted into a share of Class A Common Stock in accordance with this Section 4.3(D) on such Conversion Date) for purposes of such dividend.
(2)               Definitions. For purposes of this Section 4.3 references to:
(a)               “B-1 Vesting Event” means, with respect to the Series B-1 Common Stock, the first date on which the VWAP of the Class A Common Stock is greater than or equal to the B-1 Vesting Price for a period of at least 20 days out of 30 consecutive Trading Days.
(b)               “B-1 Vesting Price” means $12.50.
(c)               “B-2 Vesting Event” means, with respect to the Series B-2 Common Stock, the first date on which the VWAP of the Class A Common Stock is greater than or equal to the B-2 Vesting Price for a period of at least 20 days out of 30 consecutive Trading Days.
(d)               “B-2 Vesting Price” means $15.00.
(e)               “Business Day” means any day except a Saturday, a Sunday or any other day on which commercial banks are required or authorized to close in the State of New York.
(f)                “Change of Control Transaction” means any transaction or series of transactions the result of which is: (I) the acquisition by any Person or “group” (as defined in the Exchange Act (as defined below)) of Persons of direct or indirect beneficial ownership of securities representing 50% or more of the combined voting power of the then outstanding securities of the Corporation; (II) a merger, consolidation, reorganization or other business combination, however effected, resulting in any Person or “group” (as defined in the Exchange Act) acquiring at least 50% of the combined voting power of the then outstanding securities of the Corporation or the surviving Person outstanding immediately after such combination; or (III) a sale of all or substantially all of the assets of the Corporation and its subsidiaries, taken as a whole.
(g)               “Change of Control Vesting Event” means, with respect to the Series B-1 Common Stock or Series B-2 Common Stock, a Change of Control Transaction resulting in the holders of Class A Common Stock receiving a per share price (based on the value of the cash, securities or in-kind consideration being delivered in respect of such Class A Common Stock and after giving effect to the conversion of such Class B Common Stock to Class A Common Stock contemplated by this Section 4.3(D) in connection with and as part of such Change of Control Transaction) equal to or in excess of the B-1 Vesting Price or the B-2 Vesting Price, as applicable.

(h)               “Conversion Date” means: (I) with respect to the B-1 Vesting Event, the date on which the B-1 Vesting Event occurs, (II) with respect to the B-2 Vesting Event, the date on which the B-2 Vesting Event occurs and (III) with respect to the Change of Control Vesting Event, the date immediately prior to the consummation of such Change of Control Transaction.
(i)                 “Conversion Event” means a B-1 Vesting Event, B-2 Vesting Event or Change of Control Vesting Event, in each case, only to the extent such event occurs during the Earn-Out Period.
(j)                 “Earn-Out Period” means the period from the Closing Date through and including the date that is 10 years following the Closing Date (as defined in that certain Business Combination Agreement, dated as of December 9, 2021, by and among the Corporation (f/k/a Vector Holding, LLC), CCNB Neuberger Principal Holdings II, Vector Domestication Merger Sub, LLC, Vector Merger Sub 1, LLC, Vector Merger Sub 2, LLC, Griffey Global Holdings, Inc. and Griffey Investors, LP).
(k)               “NYSE” means the New York Stock Exchange.

(l)                 “Person” means any individual, firm, corporation, partnership, limited liability company, incorporated or unincorporated association, joint venture, joint stock company, governmental agency or instrumentality or other entity of any kind.
(m)             “Trading Day” means any day on which shares of Class A Common Stock are actually traded on the Trading Market.
(n)               “Trading Market” means NYSE or such other nationally recognized stock market on which the shares of Class A Common Stock are trading at the time of determination.
(o)               “VWAP” means, with respect any security, for each Trading Day, the daily volume weighted average price (based on such Trading Day) of such security on the Trading Market as reported by Bloomberg Financial L.P. using the AQR function.
(E)              Reservation of Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock an amount equal to the number of then-outstanding shares of Class B Common Stock, in each case, from time to time.
(F)              Splits. If the Corporation at any time combines or subdivides (by any stock split, stock dividend, recapitalization, reorganization, merger, amendment of this Certificate of Incorporation, scheme, arrangement or otherwise (each, a “Split”)) any class of Common Stock into a greater or lesser number of shares, the shares of each other class of Common Stock outstanding immediately prior to such subdivision shall be proportionately similarly combined or subdivided such that the ratio of shares of outstanding Class B Common Stock, to shares of outstanding Class A Common Stock immediately prior to such subdivision shall be maintained immediately after such combination or subdivision. Any adjustment described in this Section 4.3(F) shall become effective at the close of business on the date the combination or subdivision becomes effective. In the event any Split of shares of Class A Common Stock or Class B Common Stock occurs prior to any Conversion Date, the per share amount used to calculate the amount of the Dividend Catch-Up Payment owed in respect of such shares of Class B Common Stock with respect to any dividend declared prior to such Split shall be ratably adjusted in a manner consistent with such Split such that, in the aggregate, the holders of such shares of Class B Common Stock would not receive a greater or lesser Dividend Catch-Up Payment than such holders would have received absent such Split. In the event of any exchange, conversion or other similar transaction with respect to the shares of Class A Common Stock (whether by recapitalization, reorganization, merger or otherwise), any shares of Class B Common Stock which are outstanding shall remain outstanding and be converted into a right receive the property or security into which the Class A Common Stock converted or was exchanged subject to the occurrence of a Conversion Event with respect to any such shares of Class B Common Stock (which Conversion Event and related definitions shall be equitably adjusted taking into account such event with respect to the Class A Common Stock).
ARTICLE V
Section 5.1.          By-Laws. In furtherance and not in limitation of the powers conferred by the DGCL, the Board is expressly authorized to make, amend, alter, change, add to or repeal the by-laws of the Corporation (as the same may be amended from time to time, the “By-Laws”) without the assent or vote of the stockholders in any manner not inconsistent with the laws of the State of Delaware or this Certificate of Incorporation. Notwithstanding anything to the contrary contained in this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote of the stockholders, in addition to any vote of the holders of any class or series of capital stock of the Corporation required herein (including any certificate of designations relating to any series of Preferred Stock), by the By-Laws or pursuant to applicable law, the affirmative vote of the holders of at least 66 2/3% of the total voting power of all the then outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required in order for the stockholders of the Corporation to alter, amend, repeal or rescind, in whole or in part, any provision of Article I, Article II or Article IV of the By-Laws of the Corporation, or to adopt any provision inconsistent therewith and, with respect to any other provision of the By-Laws of the Corporation, the affirmative vote of the holders of at least a majority of the total voting power of all the then outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required in order for the stockholders of the Corporation to alter, amend, repeal or rescind, in whole or in part, any such provision of the By-Laws of the Corporation, or to adopt any provision inconsistent therewith.

ARTICLE VI
Section 6.1.          Board of Directors.
(A)             Powers. Except as otherwise provided in this Certificate of Incorporation or the DGCL, the business and affairs of the Corporation shall be managed by or under the direction of the Board. Subject to that certain stockholders agreement, dated December 9, 2021 (as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Stockholders Agreement”), by and among the Corporation, the Investor Stockholders (as defined therein), and the other parties thereto, the total number of directors constituting the whole Board shall be determined from time to time by resolution adopted by the Board. Subject to the Stockholders Agreement, the directors (other than those directors elected by the holders of any series of Preferred Stock, voting separately as a series or together with one or more other such series, as the case may be) shall be divided into three classes designated Class I, Class II and Class III. Each class shall consist, as nearly as possible, of one-third of the total number of such directors. Class I directors shall initially serve for a term expiring at the first annual meeting of stockholders following the date on which this Certificate of Incorporation is filed (such date, the “Effective Date”), Class II directors shall initially serve for a term expiring at the second annual meeting of stockholders following the Effective Date and Class III directors shall initially serve for a term expiring at the third annual meeting of stockholders following the Effective Date. At each annual meeting following the Effective Date, successors to the class of directors whose term expires at that annual meeting shall be elected for a term expiring at the third succeeding annual meeting of stockholders. If the number of such directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any such additional director of any class elected to fill a newly created directorship resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case shall a decrease in the number of directors remove, or shorten the term of, any incumbent director. Any such director shall hold office until the annual meeting at which his or her term expires and until his or her successor shall be elected and qualified, or his or her earlier death, resignation, retirement, disqualification or removal from office. The Board is authorized to assign members of the Board already in office to their respective class in accordance with the Stockholders Agreement.
(B)              Vacancy. Subject to the rights granted to the holders of any one or more series of Preferred Stock then outstanding and the rights granted pursuant to the Stockholders Agreement, any newly-created directorship on the Board that results from an increase in the number of directors and any vacancy occurring in the Board (whether by death, resignation, retirement, disqualification, removal or other cause) shall be filled by the affirmative vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director (and not by the stockholders). Any director elected to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall be elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal.
(C)              Resignation. Any director may resign at any time upon notice to the Corporation given in writing or by any electronic transmission permitted by the By-Laws. Subject to the terms of the Stockholders Agreement, any or all of the directors (other than the directors elected by the holders of any series of Preferred Stock of the Corporation, voting separately as a series or together with one or more other such series, as the case may be) may be removed only for cause and only upon the affirmative vote of the holders of at least 66 2/3% of the total voting power of all the then outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class. Subject to the terms and conditions of the Stockholders Agreement, in case the Board or any one or more directors should be so removed, new directors may be elected pursuant to Section 6.1(B).
(D)             Preferred Directors. Whenever the holders of any one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately as a series or separately as a class with one or more such other series, to elect directors at an annual or special meeting of stockholders, the election, term of office, removal and other features of such directorships shall be governed by the terms of this Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) applicable thereto. Notwithstanding Section 6.1(A), the number of directors that may be elected by the holders of any such series of Preferred Stock shall be in addition to the number fixed pursuant to Section 6.1(A) hereof, and the total number of directors constituting the whole Board shall be automatically adjusted accordingly.
(E)              Written Ballot. Directors of the Corporation need not be elected by written ballot unless the By-Laws shall so provide.

ARTICLE VII
Section 7.1.          Meetings of Stockholders. Any action required or permitted to be taken by the holders of stock of the Corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders unless such action is recommended or approved by all directors of the Corporation then in office; provided, however, that any action required or permitted to be taken, to the extent expressly permitted by the certificate of designations relating to one or more series of Preferred Stock, by the holders of such series of Preferred Stock, voting separately as a series or separately as a class with one or more other such series, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares of the relevant class or series having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Subject to the rights of the holders of any series of Preferred Stock, special meetings of the stockholders of the Corporation may be called only by or at the direction of the Board, the Chairman of the Board or the Chief Executive Officer of the Corporation or as otherwise provided in the By-Laws.
ARTICLE VIII
Section 8.1.          Limited Liability of Directors and Officers. To the fullest extent permitted by law, no director or officer of the Corporation will have any personal liability to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director or officer (as applicable), except to the extent such an exemption from liability or limitation thereof is not permitted under the DGCL. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Neither the amendment nor the repeal of this ARTICLE VIII shall eliminate, reduce or otherwise adversely affect any limitation on the personal liability of a director or officer of the Corporation existing prior to such amendment or repeal.
Section 8.2.          Director and Officer Indemnification and Advancement of Expenses. The Corporation, to the fullest extent permitted by law, shall indemnify and advance expenses to any Person made or threatened to be made a party to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he or she is or was a director or officer of the Corporation or any predecessor of the Corporation, or, while serving as a director or officer of the Corporation, serves or served at any other enterprise as a director or officer at the request of the Corporation or any predecessor to the Corporation.
Section 8.3.          Employee and Agent Indemnification and Advancement of Expenses. The Corporation, to the fullest extent permitted by law, may indemnify and advance expenses to any Person made or threatened to be made a party to an action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he or she is or was an employee or agent of the Corporation or any predecessor of the Corporation, or serves or served at any other enterprise as an employee or agent at the request of the Corporation or any predecessor to the Corporation.
ARTICLE IX
Section 9.1.          DGCL Section 203 and Business Combinations.
(A)             Section 203. The Corporation hereby expressly elects not to be governed by Section 203 of the DGCL.
(B)              Interested Stockholder. Notwithstanding the foregoing, the Corporation shall not engage in any business combination (as defined below), at any point in time at which the Corporation’s Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act of 1934, as amended (the “Exchange Act”), with any interested stockholder (as defined below) for a period of three years following the time that such stockholder became an interested stockholder, unless:
(1)               prior to such time, the Board approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;
(2)               upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock (as defined below) of the

Corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by (a) persons who are directors and also officers and (b) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or
(3)               at or subsequent to such time, the business combination is approved by the Board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock of the Corporation which is not owned by the interested stockholder.
(C)              Definitions. For purposes of this ARTICLE IX, references to:
(1)               “Affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.
(2)               “associate” when used to indicate a relationship with any person, means: (a) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock; (b) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (c) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.
(3)             “business combination” when used in reference to the Corporation and any interested stockholder of the Corporation, means:
(a)               any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation (i) with the interested stockholder, or (ii) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation Section 9.1(B) of this ARTICLE IX is not applicable to the surviving entity;
(b)               any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation;
(c)               any transaction which results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to the interested stockholder, except: (i) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such; (ii) pursuant to a merger under Section 251(g) of the DGCL; (iii) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of stock of the Corporation subsequent to the time the interested stockholder became such; (iv) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all holders of said stock; or (v) any issuance or transfer of stock by the Corporation; provided, however, that in no case under items (iii) through (v) of this subsection (c) shall there be an increase in the interested stockholder’s proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation (except as a result of immaterial changes due to fractional share adjustments);
(d)               any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such subsidiary which is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or
(e)               any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges, or other financial benefits (other than those expressly permitted in subsections (a) through (d) above) provided by or through the Corporation or any direct or indirect majority-owned subsidiary.
(4)               “control,” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who is the owner of 20% or more of the outstanding voting stock of a corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing Section 9.1(B) of ARTICLE IX, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.
(5)               “interested stockholder” means any person (other than the Corporation or any direct or indirect majority-owned subsidiary of the Corporation) that (a) is the owner of 15% or more of the outstanding voting stock of the Corporation or (b) is an Affiliate or associate of the Corporation and was the owner of 15% or more of the outstanding voting stock of the Corporation at any time within the three year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder; and the Affiliates and associates of such person; provided, however, that “interested stockholder” shall not include (i) any Stockholder Party, any Stockholder Party Direct Transferee, any Stockholder Party Indirect Transferee or any of their respective Affiliates or any “group,” or any member of any such group, to which such persons are a party under Rule 13d-5 of the Exchange Act if a majority of the aggregate shares of voting stock of the Corporation owned by such group immediately prior to the business combination or the transaction which resulted in the stockholder becoming an interested stockholder were owned (without giving effect to beneficial ownership attributed to such person pursuant to Section 13(d)(3) of the Exchange Act or Rule 13d-5 of the Exchange Act) by one or more Stockholder Parties, Stockholder Party Direct Transferees, or Stockholder Party Indirect Transferees, or (ii) any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of any action taken solely by the Corporation; provided, further, that in the case of clause (ii) such person shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an interested stockholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of the definition of “owner” below but shall not include any other unissued stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.
(6)               “owner,” including the terms “own” and “owned,” when used with respect to any stock, means a person that individually or with or through any of its Affiliates or associates:
(a)               beneficially owns such stock, directly or indirectly;
(b)               has (i) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person’s Affiliates or associates until such tendered stock is accepted for purchase or exchange; or (ii) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person’s right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to 10 or more persons; or
(c)               has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (ii) of subsection (b) above), or disposing of such stock with any other person that beneficially owns, or whose Affiliates or associates beneficially own, directly or indirectly, such stock.
(7)               “person” means any individual, corporation, partnership, unincorporated association or other entity.
(8)               “stock” means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.

(9)               “Stockholder Parties” means the Investor Stockholders (as defined in the Stockholders Agreement). The term “Stockholder Party” shall have a correlative meaning to “Stockholder Parties.”
(10)           “Stockholder Party Direct Transferee” means any Permitted Transferees (as defined in the Stockholders Agreement) of a Stockholder Party or any person that acquires (other than in a registered public offering) directly from any Stockholder Party or any of its successors or any “group,” or any member of any such group, of which such persons are a party under Rule 13d-5 of the Exchange Act, beneficial ownership of 15% or more of the then outstanding voting stock of the Corporation.
(11)           “Stockholder Party Indirect Transferee” means any person that acquires (other than in a registered public offering) directly from any Stockholder Party Direct Transferee or any other Stockholder Party Indirect Transferee, beneficial ownership of 15% or more of the then outstanding voting stock of the Corporation.
(12)           “voting stock” means stock of any class or series entitled to vote generally in the election of directors and, with respect to any entity that is not a corporation, any equity interest entitled to vote generally in the election of the governing body of such entity. Every reference to a percentage of voting stock shall refer to such percentages of the votes of such voting stock.
ARTICLE X
Section 10.1.      Competition and Corporate Opportunities.
(A)             General. In recognition and anticipation that members of the Board who are not employees of the Corporation (“Non-Employee Directors”) and their respective Affiliates (as defined below) and Affiliated Entities (as defined below) may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, the provisions of this ARTICLE X are set forth to regulate and define the conduct of certain affairs of the Corporation with respect to certain classes or categories of business opportunities as they may involve any of the Non-Employee Directors or their respective Affiliates and the powers, rights, duties and liabilities of the Corporation and its directors, officers and stockholders in connection therewith.
(B)              Business Opportunity. No Non-Employee Director or his or her Affiliates or Affiliated Entities (the Persons (as defined below) above being referred to, collectively, as “Identified Persons” and, individually, as an “Identified Person”) shall, to the fullest extent permitted by applicable law, have any duty to refrain from directly or indirectly (1) engaging in the same or similar business activities or lines of business in which the Corporation or any of its Affiliates, has historically engaged, now engages or proposes to engage at any time or (2) otherwise competing with the Corporation or any of its Affiliates, and, to the fullest extent permitted by applicable law, no Identified Person shall be liable to the Corporation or its stockholders or to any Affiliate of the Corporation for breach of any fiduciary duty solely by reason of the fact that such Identified Person engages in any such activities. To the fullest extent permitted by applicable law, the Corporation hereby renounces any interest or expectancy in, or right to be offered an opportunity to participate in, any business opportunity which may be a corporate opportunity for an Identified Person and the Corporation or any of its Affiliates, except as provided in Section 10.1(C) of this ARTICLE X. Subject to Section 10.1(C) of this ARTICLE X, in the event that any Identified Person acquires knowledge of a potential transaction or other business opportunity which may be a corporate opportunity for itself, herself or himself and the Corporation or any of its Affiliates, such Identified Person shall, to the fullest extent permitted by applicable law, have no duty to communicate or offer such transaction or other business opportunity to the Corporation or any of its Affiliates and, to the fullest extent permitted by applicable law, shall not be liable to the Corporation or its stockholders or to any Affiliate of the Corporation for breach of any fiduciary duty as a stockholder, director or officer of the Corporation solely by reason of the fact that such Identified Person pursues or acquires such corporate opportunity for itself, herself or himself, or offers or directs such corporate opportunity to another Person.
(C)              Corporate Business Opportunity. The Corporation does not renounce its interest in any corporate opportunity offered to any Non-Employee Director if such opportunity is expressly offered or presented to, or acquired or developed by, such person solely in his or her capacity as a director or officer of the Corporation, and the provisions of Section 10.1(B) of this ARTICLE X shall not apply to any such corporate opportunity.
(D)             Exceptions to Business Opportunity. In addition to and notwithstanding the foregoing provisions of this ARTICLE X, a corporate opportunity shall not be deemed to be a potential corporate opportunity for the Corporation if it is a business opportunity that (1) the Corporation is neither financially or legally able, nor contractually permitted to undertake, (2) from its nature, is not in the line of the Corporation’s business or is of no practical advantage to the Corporation, (3) is one in which the Corporation has no interest or reasonable expectancy, or (4) is one presented to any Person for the benefit of a member of the Board or such member’s Affiliate over which such member of the Board has no direct or indirect influence or control, including, but not limited to, a blind trust.
(E)              Definitions. For purposes of this ARTICLE X, references to:
(1)               “Affiliate” means (a) in respect of a member of the Board, any Person that, directly or indirectly, is controlled by such member of the Board (other than the Corporation and any entity that is controlled by the Corporation) and (b) in respect of the Corporation, any Person that, directly or indirectly, is controlled by the Corporation;
(2)               “Affiliated Entity” means (a) any Person of which a Non-Employee Director serves as an officer, director, employee, agent or other representative (other than the Corporation and any entity that is controlled by the Corporation), (b) any direct or indirect partner, stockholder, member, manager or other representative of such Person or (c) any person controlling, controlled by or under common control with any of the foregoing, including any investment fund or vehicle under common management; and
(3)               “Person” means any individual, corporation, general or limited partnership, limited liability company, joint venture, trust, association or any other entity.
(F)              Notice and Consent. To the fullest extent permitted by applicable law, any Person purchasing or otherwise acquiring any interest in any shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this ARTICLE X.
(G)             Amendment. Any alteration, amendment, addition to or repeal of this ARTICLE X shall require the affirmative vote of at least 80% of the total voting power of all the then outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class. Neither the alteration, amendment, addition to or repeal of this ARTICLE X, nor the adoption of any provision of this Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) inconsistent with this ARTICLE X, shall eliminate or reduce the effect of this ARTICLE X in respect of any business opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for this ARTICLE X, would accrue or arise, prior to such alteration, amendment, addition, repeal or adoption. This ARTICLE X shall not limit any protections or defenses available to, or indemnification or advancement rights of, any director or officer of the Corporation under this Certificate of Incorporation, the By-Laws, the Stockholders Agreement, any indemnification agreement between such Person and the Corporation or any of its subsidiaries or applicable law.
ARTICLE XI
Section 11.1.      Severability. If any provision of this Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever, the validity, legality and enforceability of such provision in any other circumstance and of the remaining provisions of this Certificate of Incorporation (including, without limitation, each portion of any paragraph of this Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby.
ARTICLE XII
Section 12.1.      Forum.
(A)             Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for: (1) any derivative action or proceeding brought on behalf of the Corporation; (2) any action asserting a claim of breach of a fiduciary duty owed by, or other wrongdoing by, any current or former director, officer, other employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, creditors or other constituents, or a claim of aiding and abetting any such breach of fiduciary duty; (3) any action or proceeding against the Company or any current or former director, officer or other employee of the Company or any stockholder (a) arising pursuant to any provision of the DGCL, this Certificate of Incorporation or the By-Laws (as each may be amended, restated, modified, supplemented or waived from time to time) or

(b) as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware; (4) any action or proceeding to interpret, apply, enforce or determine the validity of the Certificate of Incorporation or the By-Laws (including any right, obligation or remedy thereunder); (5) any action asserting a claim against the Corporation or any director, officer or other employee of the Corporation or any stockholder, governed by the internal affairs doctrine; and (6) any action asserting an “internal corporate claim” as that term is defined in Section 115 of the DGCL.
(B)              Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, against the Corporation or any director or officer of the Corporation.
(C)              Any person or entity purchasing or otherwise acquiring or holding any interest in any security of the Corporation shall be deemed to have notice of and to have consented to the provisions of this ARTICLE XII.
ARTICLE XIII
Section 13.1.      Amendments. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, in addition to any vote required by applicable law, the following provisions in this Certificate of Incorporation may be amended, altered, repealed or rescinded, in whole or in part, or any provision inconsistent therewith or herewith may be adopted, only by the affirmative vote of the holders of at least 66 2/3% of the total voting power of all the then outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class: Article V; Article VI; Article VII; Article VIII; Article IX; Article XII; and this Article XIII. Further, any alteration, amendment, addition to or repeal of ARTICLE X shall require the affirmative vote of at least 80% of the total voting power of all the then outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class. Except as expressly provided in the foregoing sentences and the remainder of this Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock), this Certificate of Incorporation may be amended by the affirmative vote of the holders of at least a majority of the total voting power of all the then outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.
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IN WITNESS WHEREOF, the Corporation has caused this amended and restated certificate of incorporation to be signed by a duly authorized officer of the Corporation as of June [●], 2024.

GETTY IMAGES HOLDINGS, INC. By: ___________________ Name: Kjelti Kellough Title: Senior Vice President, General Counsel, and Corporate Secretary

0 ------------------ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 GETTY IMAGES HOLDINGS, INC. Proxy for Annual Meeting of Shareholders on June 12, 2024 Solicited on Behalf of the Board of Directors The undersigned hereby appoints Craig Peters, Jennifer Leyden and Kjelti Kellough, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Class A Common Stock, par value $0.0001 per share, of Getty Images Holdings, Inc., which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of Getty Images Holdings, Inc., to be held virtually via live webcast at https://web.lumiconnect.com/207134970 (password: getty2024) on June 12, 2024, at 8:30 a.m. (Eastern Time), and at any adjournments or postponements thereof, upon any and all matters which may properly be brought before said meeting or any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies heretofore given with respect to such meeting. (Continued and to be signed on the reverse side) 1.1

ANNUAL MEETING OF STOCKHOLDERS OF GETTY IMAGES HOLDINGS, INC. June 12, 2024 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy Card, and Annual Report on Form 10-K are available at https://www.astproxyportal.com/ast/26903 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 20430300000000001000 1 061224 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access. 1. Election of Directors: To elect four (4) Class II directors to the Board of Directors to serve until the 2027 annual meeting of stockholders or until their successors have been duly elected and qualified. O Mark Getty O Chinh Chu O Tracy Knox O Brett Watson 2. Approval of an amendment to the Company’s certificate of incorporation to reflect new Delaware law provisions regarding exculpation of officers. 3. To ratify the appointment of Ernst & Young LLP as the Company’s registered independent public accounting firm for the year ending December 31, 2024. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposals 2 and 3. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. FOR AGAINST ABSTAIN

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 20430300000000001000 1 061224 COMPANY NUMBER ACCOUNT NUMBER MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ANNUAL MEETING OF STOCKHOLDERS OF GETTY IMAGES HOLDINGS, INC. June 12, 2024 O Mark Getty O Chinh Chu O Tracy Knox O Brett Watson FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy Card, and Annual Report on Form 10-K are available at https://www.astproxyportal.com/ast/26903 1. Election of Directors: To elect four (4) Class II directors to the Board of Directors to serve until the 2027 annual meeting of stockholders or until their successors have been duly elected and qualified. 2. Approval of an amendment to the Company’s certificate of incorporation to reflect new Delaware law provisions regarding exculpation of officers. 3. To ratify the appointment of Ernst & Young LLP as the Company’s registered independent public accounting firm for the year ending December 31, 2024. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposals 2 and 3. FOR AGAINST ABSTAIN INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-201-299-4446 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet. To attend the meeting via the Internet, please visit https://web.lumiconnect.com/207134970 (password: getty2024) and be sure to have your control number available. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access. FOR AGAINST ABSTAIN